SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
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      the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or
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PROXY MATERIALS

DELAWARE INVESTMENTS® FAMILY OF FUNDS

Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled® Trust1
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds

Dear Shareholder:

     I am writing to let you know that a joint special meeting (the “Meeting”) of shareholders of the Delaware Investments funds listed above (the “Trusts”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:00 p.m., Eastern time. The purpose of the Meeting is to vote on several important proposals that affect the Trusts and each of their separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. The Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments Family of Funds. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

____________________

1	Solely on behalf of Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio), a series of Delaware Pooled Trust.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposals have been carefully reviewed by the Boards of Trustees of the Trusts. The Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR each proposal.

     The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Funds’ proxy solicitor, at 877 520-8548. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on November 12, 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com/proxy.

To the Shareholders of:

Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled® Trust1
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds

     NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of the open-end registered investment companies listed above (each, a “Trust” and collectively, the “Trusts”), along with certain other funds within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials, will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005

____________________

1	Solely on behalf of Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio), a series of Delaware Pooled Trust.

Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

1.	To elect a Board of Trustees for each of the Trusts. The nominees for election to the Boards of Trustees, all of whom are currently members of the Boards of Trustees, are:

Thomas L. Bennett	Ann R. Leven
Patrick P. Coyne	Thomas F. Madison
John A. Fry	Janet L. Yeomans
Anthony D. Knerr	J. Richard Zecher
Lucinda S. Landreth

2.	To approve a new investment advisory agreement for each separate series of the Trusts (each, a “Fund” and collectively, the “Funds”).

     Shareholders of record of the Trusts as of the close of business on September 18, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Boards of Trustees,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

DELAWARE INVESTMENTS® FAMILY OF FUNDS

JOINT PROXY STATEMENT

Dated September 25, 2009

Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled® Trust1
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com/proxy.

     This joint proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of the registered open-end management investment companies listed above (each, a “Trust” and collectively, the “Trusts”), along with other registered investment companies in the Delaware Investments Family of Funds, each of which is issuing proxy solicitation materials. Each of the separate funds within a Trust is referred to as a “Fund” and they are

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1	Solely on behalf of Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio), a series of Delaware Pooled Trust.

collectively referred to as the “Funds.” The Meeting was called by the Boards of Trustees of the Trusts (each, a “Board” and collectively, the “Boards”) to vote on the following proposals (the “Proposals”), each of which is described more fully below:

Proposal		Who votes on the Proposal?
1.	To elect a Board of Trustees.	Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.

2.	To approve a new investment advisory agreement for each Fund.	Shareholders of each Fund, voting separately from shareholders of each other Fund.

     The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Trusts by telephone by calling 800 523-1918. Each Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A list of the Funds of each Trust is set forth in Appendix A.

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Boards, on behalf of each Fund, are soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about September 30, 2009.

     This Proxy Statement gives you information about the Trustees, the new investment advisory agreement, and other matters that you should know before voting. The Board of each Trust has determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.

     Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to a Fund by calling 800 523-1918 or by writing to the Fund at Attention: Account Services, P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service. Each Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds’ Web site at www.delawareinvestments.com.

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     Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary. Each Fund will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact their Fund at the address and phone number set forth above.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

     In Proposal 1, shareholders of each Trust are being asked to elect nine trustees (together, the “Trustee Nominees”) to the Boards. All of the Trustee Nominees are currently members of the Boards.

     Each Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust. All of the Trusts have Boards comprised of the same trustees, and all of the Trusts are served by the same officers.

Who are the Trustee Nominees?

     The trustees of the Boards (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trusts and serving the needs and best interests of Fund shareholders. As noted above, all of the Trustee Nominees standing for election are currently members of the Boards. The nine Trustee Nominees are Thomas L. Bennett, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.

     Each Board is comprised of the same nine Board members, eight of whom are not “interested persons” of the Trusts, as that term is defined in the 1940 Act (together, the “Independent Trustees”). Only Mr. Coyne is deemed to be an “Interested Trustee” of the Trusts, because he is an executive officer of the Funds’ investment adviser. Appendix B contains a list of the Trustee Nominees with certain background and related information.

     If elected, each Trustee Nominee will hold office for an indefinite term until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees. Ms. Leven serves as

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Coordinating Trustee for each Trust. Although Mr. Coyne, the Chairman, President, and Chief Executive Officer of the Trusts, currently serves as a Trustee, he is standing for election by Fund shareholders for the first time. Mr. Coyne was appointed as a Trustee by the Boards in 2006, having been recommended for appointment to the Boards by the Nominating and Corporate Governance Committee, which consists solely of Independent Trustees.

How are nominees for Trustee selected?

     Each Board’s Nominating and Corporate Governance Committee recommends Board members, fills vacancies, and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on a Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on a Board must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to a Board will be kept on file for consideration when there is a vacancy on the Board. The committee consists of John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex officio), all of whom are Independent Trustees. Each Board’s Nominating and Corporate Governance Committee held five meetings during the 12-month period ended June 30, 2009. Each Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix C to this Proxy Statement.

     The Nominating and Corporate Governance Committees met on September 3, 2009, to evaluate candidates for positions on the Boards, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and its affiliates and other Fund service providers, as well as such other information as the Committees deemed relevant to their considerations. The Nominating and Corporate Governance Committees recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on September 3, 2009, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of each Trust.

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How often do the Boards meet and how are the Trustees compensated?

     The Boards held six meetings during the 12-month period ended June 30, 2009. Each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the Boards held during each Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Boards on which he or she served. The Trusts do not have a formal policy regarding Trustee attendance at shareholders’ meetings but they encourage Trustees to attend. The Trusts do not hold annual meetings at which Trustees are elected.

     No Independent Trustee owns, beneficially or of record, securities issued by any investment adviser or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix D shows the dollar range of shares of each Fund and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that were beneficially owned by each Trustee Nominee as of June 30, 2009.

     Each Independent Trustee is compensated by the Trusts. Mr. Coyne, the sole Trustee who is not an Independent Trustee, is not compensated by the Trusts for serving as Trustee. Trust officers are not compensated by the Trust. The table in Appendix E shows the compensation that each Independent Trustee received from each Trust during the 12-month period ended June 30, 2009 and the aggregate compensation that each Independent Trustee received from the Delaware Investments Family of Funds during that period. In addition, the Independent Trustees received separate compensation from the Trusts for the meetings held in connection with their review of the transaction described under Proposal 2 below.

Who are the principal officers of the Trusts?

     Officers of each Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. Appendix F to this Proxy Statement identifies the principal officers of the Trusts, and provides certain background and related information.

What are the standing committees of the Boards?

     Each Trust’s Board has four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Independent Trustees Committee, and the Investments Committee.

     Audit Committee. This committee monitors accounting and financial reporting policies and practices and internal controls for a Trust. The Audit Committee also oversees the quality and objectivity of a Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trusts’ independent registered public accounting firm and the full Boards. Each Trust’s Audit Committee

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consists of the following Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. Each Trust’s Audit Committee held six meetings during the 12-month period ended June 30, 2009.

     Nominating and Corporate Governance Committee. Information on the Nominating and Corporate Governance Committee is provided above under “How are nominees for Trustee selected?”

     Independent Trustees Committee. This committee develops and recommends to the Boards a set of corporate governance principles and oversees the evaluation of the Boards, the committees, and Board activities. The committee is comprised of all of the Independent Trustees. Each Trust’s Independent Trustees Committee held four meetings during the 12-month period ended June 30, 2009.

     Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Boards, upon request, in oversight of the investment advisory services provided to the Funds by their investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend actions the full Boards and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Funds’ investment adviser regarding investment performance and expenses and suggest changes to such reports. Each Board’s Investments Committee consists of the following Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Ann R. Leven (ex officio); Janet L. Yeomans; and J. Richard Zecher. Each Investments Committee held four meetings during the 12-month period ended June 30, 2009.

Who are the Trusts’ independent auditors?

     Selection of Auditors. For each Trust, the Audit Committee and the Board have selected the firm of Ernst & Young LLP (“E&Y”) to serve as the Funds’ independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available telephonically if necessary.

     Audit Fees. Appendix G shows for each Trust the aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years.

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     Audit-Related Fees. No Trust was billed during its last two fiscal years for assurance and related services rendered by E&Y that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above. Appendix G shows for the last two fiscal years of each Trust the aggregate audit-related fees billed by E&Y for providing such services to the Funds’ investment adviser or other service providers that are under common control with the Funds’ investment adviser. These audit-related services consisted of the issuance of reports concerning the Funds’ transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.

     Tax Fees. Appendix G also shows for each Trust the aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y to the Trust for tax compliance, tax advice, and tax planning. These tax-related services consisted of the review of income tax returns and annual excise distribution calculations and, for certain of the Trusts, tax compliance services with respect to investments in foreign securities. E&Y did not during any Trust’s last two fiscal years provide any such services to the Funds’ investment adviser or other service providers under common control with the Funds’ investment adviser.

     Aggregate Non-Audit Fees. Appendix G also shows, for each Trust’s last two fiscal years, the aggregate non-audit fees billed by E&Y for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust.

     For each Trust, the Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser, and any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust, is compatible with maintaining the independence of E&Y. The Audit Committee has determined that E&Y’s provision of these services is compatible with maintaining E&Y’s independence. E&Y currently is analyzing whether its independence will be affected after the completion of the transaction described in Proposal 2 as a result of services provided by E&Y to Macquarie Group Limited and its affiliates.

     All Other Fees. There were no additional fees paid by any Trust or by the Funds’ investment adviser or other service providers under common control with the Funds’ investment adviser during such Trust’s last two fiscal years for products and services provided by E&Y, other than the services reported above.

     Pre-Approval Policies and Procedures. Each Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth in Appendix H to this Proxy Statement. All of the fees disclosed above were pre-approved pursuant to

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the Pre-Approval Policies and Procedures. The Audit Committee for each Trust did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the required vote to elect Trustees?

     Provided that Quorum requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to the Board of each Trust by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of such Trust. This means that the nine Trustee Nominees receiving the largest number of votes will be elected. For a Trust that is made up of more than one Fund, the votes of all the shares of the Funds of that Trust will be counted together in determining the results of the voting for Proposal 1.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ALL
TRUSTEE NOMINEES.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT
ADVISORY AGREEMENT

Introduction to Proposal 2

     In Proposal 2, you are being asked to approve a new investment advisory agreement between your Fund and Delaware Management Company (“DMC”) (each, a “New Investment Advisory Agreement”). DMC currently serves as investment adviser for each Fund, but, for the reasons discussed below, a New Investment Advisory Agreement will be required if the Transaction (as defined below) is completed. For a general description of the proposed New Investment Advisory Agreements and a comparison of the proposed New Investment Advisory Agreements and the investment advisory agreements currently in effect for each Fund (each, a “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreements” below. The form of the New Investment Advisory Agreements is presented in Appendix I. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders are provided in Appendix J.

     The Boards are proposing the approval of the New Investment Advisory Agreements because the Current Investment Advisory Agreements will terminate upon completion of the Transaction. As required by the 1940 Act, each Current Investment Advisory Agreement terminates automatically upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of

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control of DMC, and thus, the assignment and automatic termination of the Current Investment Advisory Agreements. Shareholders of each Fund are therefore being asked to approve a New Investment Advisory Agreement for their Fund. Each New Investment Advisory Agreement would become effective only if approved by the shareholders of the applicable Fund and if the Transaction is completed. Although the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as defined below) is terminated, the New Investment Advisory Agreements will not go into effect and the Current Investment Advisory Agreements will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”), entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the issued and outstanding capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (or a subsidiary thereof) (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider and transfer agent for the Funds, and Delaware Distributors, L.P. (“DDLP”), the principal underwriter for the Funds. DMHI and its subsidiaries are referred to collectively as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to collectively as “Macquarie Group.” The Transaction Agreement requires Macquarie Bank Limited (or a permitted assignee) to pay LNIC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, subject to certain specified closing adjustments at and after the Closing. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized advisory fees payable to Delaware Investments by all clients that have consented to the assignment of their investment advisory agreements or approved a new investment advisory agreement (including the Trusts) not being less than a minimum percentage of annualized advisory fees payable to Delaware Investments as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC manages the assets of each Fund and makes each Fund’s investment decisions, subject to the supervision of the Board of each Trust. DMC is a series of Delaware Management Business Trust (“DMBT”), which is an indirect subsidiary of

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DMHI. DMC, DMBT, and DMHI are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since 1938. As of June 30, 2009, Delaware Investments managed, in the aggregate, more than $120 billion in assets in various institutional, separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker/dealer, and related products and services. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is an indirect, wholly owned subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect, wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade. Macquarie Group currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally with assets under management of approximately $67 billion as of July 31, 2009. More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

     Australian Banking Regulations require the following disclaimer to be made: Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk,

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including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team. The Transaction is not currently expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds. Moreover, it is currently anticipated that following the Closing, DMHI, DMC, DDLP, DSC, and the Funds will continue to operate in substantially the same manner as at present, and the Delaware Investments brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group, including DMHI and its subsidiaries, are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are not currently expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware Investments’ investment strategies in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Boards have had a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009 and September 3, 2009, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a New Investment Advisory Agreement. The 1940 Act requires that each Fund’s New Investment Advisory Agreement be approved by the Fund’s shareholders in order to become effective. At the in-person meeting held on September 3, 2009, for the reasons discussed below under “Board considerations in approving the New Investment Advisory Agreements,” the Boards, including a majority of each Board’s Independent Trustees, approved the New Investment Advisory Agreements as being in the best interests of the Funds and their shareholders and recommended their approval by shareholders. In the event shareholders of a Fund do not approve a New Investment Advisory Agreement, the Fund’s Board will take such action as it deems

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to be in the best interests of the Fund and its shareholders, including entering into a temporary, interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

     The Boards have been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe-harbor whereby an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as a Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Each Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Bank Limited has agreed as part of the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (and will not cause its affiliates to take or fail to take) any action, if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction. In that regard, from and after the Closing date and to the extent within its control, Macquarie Bank Limited has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Investment Advisory Agreements

     Each Fund’s New Investment Advisory Agreement will be substantially similar to its Current Investment Advisory Agreement. Appendix I contains the form of the New Investment Advisory Agreement. The following is a comparison of certain provisions of the New Investment Advisory Agreements and Current Investment Advisory Agreements.

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     Fees. There will be no change in the fee schedule applicable to any Fund under its New Investment Advisory Agreement. All currently effective contractual expense limitations or reimbursements will remain in place after the Transaction until the end of their respective terms, and Macquarie Group has no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect for the Funds.

     Investment Advisory Services. Each New Investment Advisory Agreement requires DMC to provide the same services to the applicable Funds as it does under the Current Investment Advisory Agreement. Each Fund’s New Investment Advisory Agreement generally provides that, subject to the direction and control of the Fund’s Board, DMC shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

     Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to a Fund, to DMC, or to other clients of DMC. Both the Current and New Investment Advisory Agreement for each Fund provide that the services of DMC are not exclusive to the Funds, and DMC and its affiliates may render services to others.

     The New Investment Advisory Agreements provide that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for the Fund. DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in the Current Investment Advisory Agreements.

     Fund Administration Services. DMC and Macquarie Group have advised the Boards that they anticipate and intend that the nature and level of administrative services provided to the Funds under their Current Investment Advisory Agreements, in combination with any administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreements. In addition, any fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

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     Payment of Expenses. The provisions contained in each Fund’s New Investment Advisory Agreement addressing allocation of expenses are substantially similar in all material respects to those contained in that Fund’s Current Investment Advisory Agreement. Both the Current and New Investment Advisory Agreements provide that each Fund is responsible for its own expenses, including costs incurred in the maintenance of a Fund’s corporate existence; the maintenance of the Fund’s books, records and procedures; dealing with the Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In addition, to avoid uncertainty, certain other expenses paid by the Funds under the Current Investment Advisory Agreement are listed expressly as Fund expenses in the New Investment Advisory Agreement. These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board. Except as expressly provided for in the Current and New Investment Advisory Agreements, DMC is not responsible for a Fund’s expenses. The costs of the Transaction, however, are treated differently. See “Board considerations in approving the New Investment Advisory Agreement – Comparative Expenses.”

     Trustees, officers, and employees of DMC may be Trustees and officers of the Trusts, but trustees, officers, and employees of DMC who are Trustees, officers and/ or employees of the Trusts do not receive any compensation from the Trusts for acting in a dual capacity. DMC and the Trusts may share common facilities, which may include legal and accounting personnel, with appropriate proration of expenses between the applicable Fund and DMC.

     Limitation on Liability. Under the Current and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, DMC shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding, or sale of any security, or otherwise.

     Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement for the Fund will continue in effect for an initial period of two years from the date of implementation, and may be renewed thereafter provided that its renewal is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund and (ii) the vote of a majority

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of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval. The Current Investment Advisory Agreements have similar provisions for their term and continuance. The initial two-year period has elapsed for most of the Current Investment Advisory Agreements, which were most recently approved by the applicable Fund’s Board in May 2009.

     A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

     Termination. Each Fund’s New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving DMC 60 days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Fund’s Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities. The New Investment Advisory Agreements may also be terminated by DMC on 60 days’ written notice. As required by the 1940 Act, each New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreements contain similar termination provisions.

     Proxy Voting. Each Fund’s New Investment Advisory Agreement provides explicitly that DMC shall be responsible for voting proxies of portfolio securities of each Fund, a service currently provided by DMC but not provided for explicitly in the Current Investment Advisory Agreement.

     Amendments. To incorporate explicitly the requirements of the 1940 Act, each Fund’s New Investment Advisory Agreement provides that it may not be amended without a shareholder vote and a vote of the Independent Trustees, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. Each Fund’s Current Investment Advisory Agreement does not contain a similar provision. The New Investment Advisory Agreements provide that they may be amended pursuant to a written agreement executed by a Fund and DMC.

     Other Changes. Each Fund’s New Investment Advisory Agreement conforms the Current Investment Advisory Agreement to currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Advisory Agreement.

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     Additional Information. A discussion of the basis for a Board’s approval of each Fund’s Current Investment Advisory Agreement is available, or will be made available, in the Fund’s most recent or next-published annual or semiannual report to shareholders. Appendix J provides information on the Current Investment Advisory Agreements, including their dates, the dates of last shareholder approval, and the reason for the most recent submission to shareholders. Exhibit A to Appendix I discloses the rate of compensation of DMC under both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. Appendix K describes for each Fund the aggregate amount of DMC’s fees and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year of the Fund. These services will continue to be provided if the New Investment Advisory Agreements are approved. For other registered funds advised by DMC that have investment objectives similar to those of the Funds, Appendix L sets forth the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract.

Additional information about DMC

     Appendix M provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Trustee of the Trusts and who is also an officer, employee or shareholder of DMC. Mr. Coyne, a Trustee and executive officer of the Trusts, and certain other executive officers of the Trusts, may be deemed to have a substantial interest in this Proposal 2 arising from equity interests (the “Equity Interests”) they hold in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC. These persons may indirectly receive a portion of the purchase consideration for the Transaction as a result of the accelerated vesting of the Equity Interests caused by the Transaction. Based on the purchase consideration described above and other valuations, the approximate Equity Interests as a percentage of issued and outstanding equity of DIUS held by these persons as of August 18, 2009 are as follows: Patrick P. Coyne 0.32%; Michael J. Hogan 0.25%; See Yeng Quek 0.29%; David P. O’Connor 0.17%; and Richard Salus 0.01%. See Appendix M for a list of the executive officer positions with the Trusts of each of the above named individuals. Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the Closing. The holders of the Equity Interests will only obtain a portion of the purchase consideration if they put their vested Equity Interests back to DIUS or their Equity Interests are called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Trusts own or hold vested or unvested stock or options on stock of LNC.

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Board considerations in approving the New Investment Advisory Agreements

     At an in-person meeting held on September 3, 2009, the Boards, including the Independent Trustees, discussed and unanimously approved the New Investment Advisory Agreement between each Fund and DMC. Concluding that approval of the New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders, the Boards also directed that each New Investment Advisory Agreement be submitted to the applicable Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of each New Investment Advisory Agreement.

     Prior to their consideration of the New Investment Advisory Agreements, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Independent Trustees requested extensive materials about the Transaction and matters related to the proposed approvals. To assist the Boards in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Trustees. The Boards requested and received certain information regarding the policies of DMC with respect to advisory fee levels and DMC’s philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies.

     The Coordinating Trustee and the Chair of each committee of the Boards, together with their independent legal counsel and Fund counsel, met with representatives of DMC and Macquarie Group to discuss the Transaction in very preliminary terms. Thereafter, the Independent Trustees, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group. In addition, management of DMC and certain Independent Trustees met in person or by telephone on several other occasions during the months preceding the Boards’ in-person meeting on September 3, 2009. At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Investment Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the New Investment Advisory Agreements.

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     At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The meetings included discussions of the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group made presentations to, and responded to questions from, the Trustees. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Trustees’ review of the New Investment Advisory Agreements, DMC and/or Macquarie Group emphasized that:

  They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

  No material changes in personnel or operations are currently contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes are currently contemplated in connection with third party service providers to the Funds;

  Macquarie Group has no present intention to cause DMC to alter the voluntary expense limitations and reimbursements currently in effect for the Funds; and

  Under the Transaction Agreement, Macquarie Bank Limited has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in its respective New Investment Advisory Agreement, including the proposed advisory fees and

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the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included:

  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia and other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s contractual fee rate under the New Investment Advisory Agreements will remain the same (see “The New Investment Advisory Agreements” above);

  The Boards’ full annual review (or initial approval) of the Current Investment Advisory Agreements at their in-person meeting in May 2009 as required by the 1940 Act and their determination at that time that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Boards considered relevant in the exercise of their reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNIC’s and Macquarie Bank Limited’s execution of an agreement with the Trusts (the “Expense Agreement”) pursuant to which LNIC and Macquarie Bank Limited have agreed to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Boards’ consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to proxy solicitation (subject to certain limited exceptions);

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  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which would in turn allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.

     Certain of these considerations are discussed in more detail below.

     In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreements.

     Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Boards considered that the New Investment Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements (as discussed above under “The New Investment Advisory Agreements”), and they therefore considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds; and the adherence to fair value pricing procedures as established by the Boards. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

     The Boards also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, DSC. The Boards routinely review and have been impressed by DSC’s performance. The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DSC’s expenditures to improve the delivery of shareholder services. The Boards were assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Fund for the same class of shares in another Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge.

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     Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Boards concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements. Moreover, the Boards concluded that the Funds would probably benefit from the expanded distribution resources that would become available to Delaware Investments following the Transaction. The Boards also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Boards concluded that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders.

     Investment Performance. The Boards considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports for each Fund prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed the Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe made up the fourth quartile. Annualized investment performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, compared to that of the Performance Universe. The Boards’ objective was that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. During the May 2009 review process, the Trustees observed the significant improvements to relative investment performance of the funds in the Delaware Investments® Family of Funds as compared to the funds’ performance as of December 31, 2007.

     At their meeting on September 3, 2009, the Trustees, including the Independent Trustees in consultation with their independent counsel, updated their examination of the investment performance of each fund in the Delaware Investments Family

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of Funds. The Trustees compared the performance of each fund in the Delaware Investments® Family of Funds to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each fund in the Delaware Investments Family of Funds for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the funds in the Delaware Investments Family of Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional six funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for an equal number of the applicable time periods, and only 29 funds in the Delaware Investments Family of Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

     The Boards therefore concluded that the investment performance of the funds in the Delaware Investments Family of Funds on an aggregate basis had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Boards concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Boards found to be satisfactory and improving, (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Trustees thought it was extremely unlikely that the Funds would bear any Transaction-related expenses, and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

     Comparative Expenses. The Trustees also evaluated expense comparison data for the Funds previously considered in May 2009. At that meeting, DMC had provided the Boards with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each

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Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for non-management services. The Trustees’ objective was for each Fund’s total expense ratio to be competitive with that of the funds in the Expense Group. According to the Lipper reports furnished for the May 2009 meeting, the effective management fees and total expense ratios for a majority of the funds in the Delaware Investments® Family of Funds were below the respective Expense Group median. At the September 3, 2009 meeting, DMC advised the Boards that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009, and consequently the Trustees concluded that expenses of the Funds were satisfactory.

     The Boards also considered the Expense Agreement in evaluating Fund expenses. The Expense Agreement provides that LNIC and Macquarie Bank Limited will pay or reimburse the Trusts for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions). These obligations of LNIC and Macquarie Bank Limited apply regardless of whether or not the Transaction is consummated. As a result, the Funds will bear no costs in connection with or related to evaluating the Transaction or seeking or obtaining shareholder approval of the New Investment Advisory Agreements (other than as described above).

     Based on information provided by DMC and Macquarie Group, the Boards concluded that neither the Transaction nor the New Investment Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) the Boards were assured by DMC and Macquarie Group that they had no current intention to change DMC’s existing voluntary expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions), (iv) consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing, and (v) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

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     Management Profitability. At their meeting on September 3, 2009, the Boards evaluated DMC’s profitability in connection with the operation of the Funds. The Boards had previously considered DMC’s profitability in connection with the operation of the Funds at their May 2009 meeting. At that meeting, the Boards reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

     At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Boards considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. At that meeting, the Boards found that the management fees charged were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Boards that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests), and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

     Based on information provided by DMC and Macquarie Group, the Boards concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and that DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or

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their shareholders. Accordingly, the Boards concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

     Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Boards agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

     The Boards also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest additional amounts in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

     Fall-Out Benefits. The Boards acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Boards also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments® Family of Funds, including service relationships with DMC, DSC, and DDLP, and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Boards concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements, (ii) such benefits did not impose a cost or burden on the Funds or their shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

25

     The Transaction Agreement. The Trustees reviewed the Transaction Agreement in advance of the September 3, 2009 meeting. The Trustees considered the terms of the Transaction Agreement, including those related to Section 15(f) of the 1940 Act and that LNIC and Macquarie Bank Limited will bear the expenses related to the Funds’ proxy solicitation. At the meeting, the Trustees discussed the purchase price to be paid and noted the conditions to the Closing, including the requirements for obtaining consents to the change in control from Delaware Investments’ advisory clients, such as the Funds. The Trustees believed that Delaware Investments’ ability to continue to manage the general account assets of certain LNC subsidiaries was important because it allowed Delaware Investments’ overhead expenses to be spread over a larger base of assets under management and thus potentially reduce costs to the Funds and their shareholders as compared to the costs that might apply if Delaware Investments did not manage the general account assets. Consequently, the Trustees evaluated the provisions of the Transaction Agreement related to the management of those assets and concluded that those provisions were satisfactory and likely to be beneficial to Fund shareholders.

     Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the Independent Trustees. As previously noted, to consider Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds, the Boards requested, received and reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009, which projected Delaware Investments’ capitalization following the Transaction. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

     Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates. The Trustees considered favorably Macquarie Group’s statement that it had no current intention to change the executive, administrative, investment, or support staff of Delaware Investments in any significant way as a result of the Transaction. Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation plan used by Macquarie Group, including short-term and

26

long-term incentive compensation and equity interests for executive officers and investment personnel. Macquarie Group described its current intention to enhance certain administrative and operational areas of DMC following the Transaction, including information technology, product management, and risk management.

     The Boards considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, Inc., LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Boards also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Boards concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

     DMC and Macquarie Group explained to the Boards that, as a subsidiary of an Australian authorized deposit-taking institution, Delaware Investments would become subject to certain Australian regulatory oversight and requirements following the Transaction, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and expense limitation agreements. DMC and Macquarie Group also explained to the Boards that certain exemptive relief had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction, and the Boards were informed of the nature of future relief that may be required. Based on the information provided and representations made by DMC and Macquarie Group, the Board concluded that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Funds, including DMC’s ability to continue in its discretion to provide voluntary expense limitations and reimbursements to the Funds or to contribute appropriate levels of seed capital to new funds.

     The Boards noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Macquarie Group and received research in connection with those transactions. In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States. Consequently, the Boards determined to have DMC report to them regularly to monitor any brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

27

     Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved each New Investment Advisory Agreement. The Boards concluded that the advisory fee rate under each New Investment Advisory Agreement is reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect for the Funds. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable. In approving each New Investment Advisory Agreement, each Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required vote

     To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities. The approval of one Fund’s New Investment Advisory Agreement is not contingent on the approval of any other Fund’s New Investment Advisory Agreement. Each New Investment Advisory Agreement was approved separately by the Independent Trustees and by the Board of the applicable Trust as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of each Trust also determined to submit each applicable Fund’s New Investment Advisory Agreement for consideration by the shareholders of the Fund. If the shareholders of a Fund do not approve the Fund’s New Investment Advisory Agreement, the Board of that Fund will consider other possible courses of action for the Fund, including entering into an interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

28

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting, the Meeting may be adjourned for that Fund or for that Proposal to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.

     Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1 but will have the same effect as a vote “against” Proposal 2. Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote. This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as Proposal 1.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of all the Trustee Nominees in Proposal 1 and “For” Proposal 2. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

29

May I revoke my proxy?

     You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

     The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix N shows as of July 31, 2009, as to each class of voting securities of the Funds, the number of shares outstanding.

What is the Quorum requirement?

     A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a Trust or a particular Fund means one-third (33 1/3%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Who will pay the expenses of the Meeting?

     Under the Expense Agreement, all reasonable out-of-pocket costs and expenses incurred by the Funds related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be reimbursed by Macquarie Bank Limited and LNIC (subject to certain limited exceptions). The Funds have engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $750,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

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What other solicitations will be made?

     This proxy solicitation is being made by the Boards for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be shared equally by LNIC and Macquarie Bank Limited as provided above. In addition to solicitations by mail, officers and employees of the Trusts, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

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Why did my household receive only one copy of this Proxy Statement?

     Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds by regular mail to P.O. Box 219691, Kansas City, MO 64121-9691, by overnight courier service to 430 W. 7th Street, Kansas City, MO 64105, or by calling toll-free 800 523-1918.

How do I submit a shareholder proposal for inclusion in a Trust’s proxy statement for a future shareholder meeting?

     The governing instruments of the Trusts do not require that the Funds hold annual meetings of shareholders. Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund. Each Trust also would be required to hold a shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trusts’ governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.

     Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trusts, David F. Connor, at the address of the Funds given above.

32

How may I communicate with the Boards?

     Shareholders who wish to communicate to the Boards may address correspondence to Ann R. Leven, Coordinating Trustee for the Trusts, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee, or any individual Trustee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

     Transfer Agency Services. DSC, 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Funds. For its shareholder servicing, dividend disbursing services, and transfer agency services, DSC is paid an annual per account charge of $11.00 for each open account and $6.50 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by each Board, including a majority of the Independent Trustees.

     DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, provides subtransfer agency services to the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in a Fund or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

     Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DSC an asset-based

33

fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

     Distribution Services. Pursuant to distribution agreements with each Trust, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by the Funds on behalf of Class A Shares, Class B Shares, Class C Shares, and Class R Shares, as applicable under their respective 12b-1 Plans. DDLP also receives sales loads in connection with the purchase and redemption of certain classes of shares. DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC. The Boards annually review fees paid to DDLP.

     Following the Transaction, DDLP will be primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. This function is currently provided by Lincoln Financial Distributors, Inc. (“LFD”), 130 N. Radnor-Chester Road, Radnor, Pennsylvania 19087-5221, pursuant to a contractual arrangement with DDLP. LFD is owned by LNC and is an affiliate of DDLP and DMC.

     No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DSC during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

     As of July 31, 2009, the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof, except as noted in Appendix O.

     To the best knowledge of the Trusts, as of July 31, 2009, no person, except as set forth in Appendix P, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted in Appendix P, the Trusts have no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

34

APPENDICES TO
PROXY STATEMENT

35

APPENDIX A — TRUSTS AND SERIES USING THIS PROXY
STATEMENT

Trust	Funds
Delaware Group® Adviser Funds	Delaware Diversified Income Fund
Delaware U.S. Growth Fund
Delaware Group Cash Reserve	Delaware Cash Reserve Fund
Delaware Group Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group Equity Funds II	Delaware Large Cap Value Fund
Delaware Value® Fund
Delaware Group Equity Funds III	Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend® Fund
Delaware Group Equity Funds IV	Delaware Global Real Estate Securities Fund
Delaware Growth Opportunities Fund
Delaware Healthcare Fund
Delaware Group Equity Funds V	Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Group Foundation Funds	Delaware Aggressive Allocation Portfolio[1]
Delaware Conservative Allocation Portfolio[2]
Delaware Foundation® Equity Fund
Delaware Moderate Allocation Portfolio[3]
____________________

1	On October 21, 2009, the name will be changed to Delaware Foundation Growth Allocation Fund.

2	On October 21, 2009, the name will be changed to Delaware Foundation Conservative Allocation Fund.

3	On October 21, 2009, the name will be changed to Delaware Foundation Moderate Allocation Fund.

Trust	Funds
Delaware Group Global & International Funds	Delaware Emerging Markets Fund
Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Group Government Fund	Delaware Core Plus Bond Fund
Delaware Inflation Protected Bond Fund
Delaware Group Income Funds	Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group Limited-Term Government Funds	Delaware Limited-Term Diversified Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group Tax-Free Fund	Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Delaware Group Tax-Free Money Fund	Delaware Tax-Free Money Fund
Delaware Pooled® Trust	Delaware REIT Fund
(also known as The Real Estate Investment Trust Portfolio)
Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate Tax Free Funds	Delaware Tax-Free Minnesota Intermediate Fund

Trust	Funds
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Large Cap Core Fund
Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund

APPENDIX B — TRUSTEES OF THE TRUSTS

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trusts	Time Served	5 Years	by Trustee	Trustee
Interested Trustee

Patrick P. Coyne[1]	Chairman,	Chairman	Patrick P. Coyne	81	Director – Kaydon
2005 Market Street	President,	and Trustee	has served in		Corp.
Philadelphia, PA	Chief	since	various executive
19103	Executive	August 16,	capacities at
	Officer, and	2006	different times
April 1963	Trustee		at Delaware
		President	Investments.[2]
and Chief
Executive
Officer since
August 1,
2006
____________________

1	Mr. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.

2	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser, principal underwriter, and transfer agent.

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trusts	Time Served	5 Years	by Trustee	Trustee
Independent Trustees

Thomas L. Bennett	Trustee	Since March	Private	81	Director — Bryn Mawr
2005 Market Street		2005	Investor —		Bank Corp. (BMTC)
Philadelphia, PA			(March 2004 –		(April 2007 – Present)
19103			Present)

October 1947			Investment
Manager —
Morgan Stanley
& Co.
(January 1984 –
March 2004)

John A. Fry	Trustee	Since	President —	81	Director —
2005 Market Street		January 2001	Franklin &		Community Health
Philadelphia, PA			Marshall College		Systems
19103			(June 2002 –
Present)
May 1960
Executive Vice
President —
University of
Pennsylvania
(April 1995 –
June 2002)

Anthony D. Knerr	Trustee	Since April	Founder and	81	None
2005 Market Street		1990	Managing
Philadelphia, PA			Director —
19103			Anthony Knerr
& Associates
December 1938			(Strategic
Consulting)
(1990 – Present)

Lucinda S. Landreth	Trustee	Since March	Chief	81	None
2005 Market Street		2005	Investment
Philadelphia, PA			Officer —
19103			Assurant, Inc.
(Insurance)
June 1947			(2002 – 2004)

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trusts	Time Served	5 Years	by Trustee	Trustee
Independent Trustees (continued)

Ann R. Leven	Coordinating	Since	Consultant —	81	None
2005 Market Street	Trustee	October	ARL Associates
Philadelphia, PA		1989	(Financial
19103			Planning)
(1983 – Present)
November 1940

Thomas F. Madison	Trustee	Since May	President and	81	Director and Chair
2005 Market Street		1997[3]	Chief Executive		of Compensation
Philadelphia, PA			Officer — MLM		Committee, Governance
19103			Partners, Inc.		Committee Member —
			(Small Business		CenterPoint Energy
February 1936			Investing &
			Consulting)		Lead Director and
			(January 1993 –		Chair of Audit
			Present)		and Governance
Committees, Member
of Compensation
Committee —
Digital River Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member —
Rimage Corporation

Director and Chair
of Compensation
Committee —
Spanlink
Communications

Lead Director
and Member of
Compensation
and Governance
Committees — Valmont
Industries, Inc.
____________________

3

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trusts	Time Served	5 Years	by Trustee	Trustee
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April	Vice President	81	None
2005 Market Street		1999	and Treasurer
Philadelphia, PA			(January 2006 –
19103			Present),
Vice President
July 1948			— Mergers &
Acquisitions
(January
2003 – January
2006), and Vice
President
(July 1995 –
January 2003)
3M Corporation

J. Richard Zecher	Trustee	Since March	Founder —	81	Director and Audit
2005 Market Street		2005	Investor		Committee Member —
Philadelphia, PA			Analytics		Investor Analytics
19103			(Risk
Management)
July 1940			(May 1999 –
Present)

Founder —
Sutton Asset
Management
(Hedge Fund)
(September
1996 – Present)

APPENDIX C — NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

DELAWARE INVESTMENTS FAMILY OF FUNDS

Nominating and Corporate Governance Committee Membership

     The Nominating and Corporate Governance Committee (the “Committee”) shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have one year terms, renewable for a maximum of six (6) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1.

Independent Directors/Trustees. Independent Directors/Trustees for the open and closed-end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	Chair of the Board. The Committee shall nominate the Chair of the Board.

3.

Committees. The Committee shall annually review the membership of and annually recommend persons to serve as members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and consider the addition of new committees. The Committee shall also make recommendations for members of any new committee established by the Board.

4.	Affiliated Directors/ Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

5.	Shareholder Recommendations. The Committee shall respond to shareholders who communicate with the Board.

6.	Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1.	The Committee shall evaluate annually the ability to each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

2.	The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.

3.	At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

4.	The Committee shall monitor the performance of counsel for the independent Directors/Trustees.

5.	The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Directors/Trustees.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

3.	The Committee shall review annually the Board of Directors/Trustees Policies and Practices.

4.	The Committee shall review annually a summary and report of Director/Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.

5.	The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

APPENDIX D — FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

     The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that are beneficially owned by each Trustee Nominee as of June 30, 2009.

	Thomas L.	Patrick P.	John A.	Anthony D.	Lucinda S.	Ann R.	Thomas F.	Janet L.	J. Richard
Fund	Bennett	Coyne	Fry	Knerr	Landreth	Leven	Madison	Yeomans	Zecher
Delaware Aggressive Allocation Portfolio[1]	-	-	-	-	-	-	-	-	-
Delaware American Services Fund	-	-	-	-	$10,001 -	-	-	-	-
$50,000
Delaware Cash Reserve Fund	-	$50,001 -	-	Over	$10,001 -	-	-	-	-
		$100,000		$100,000	$50,000
Delaware Conservative Allocation Portfolio[2]	-	-	-	-	-	-	-	-	-
Delaware Core Plus Bond Fund	-	$10,001 -	-	-	-	-	-	-	-
$50,000
Delaware Corporate Bond Fund	-	-	-	-	-	-	-	-	-
Delaware Diversified Income Fund	-	$10,001 -	-	-	$10,001 -	-	-	-	-
		$50,000			$50,000
Delaware Dividend Income Fund	-	-	-	-	-	$10,001 -	$1 -	-	-
						$50,000	$10,000
Delaware Emerging Markets Fund	-	-	-	-	-	-	$1 -	$10,001 -	-
							$10,000	$50,000
Delaware Extended Duration Bond Fund	-	$10,001 -	-	-	-	-	-	-	-
$50,000
Delaware Focus Global Growth Fund	-	-	-	-	-	-	-	-	-
Delaware Foundation® Equity Fund	-	-	-	-	-	-	-	-	-
Delaware Global Real Estate Securities Fund	-	-	-	-	-	-	-	-	-

	Thomas L.	Patrick P.	John A.	Anthony D.	Lucinda S.	Ann R.	Thomas F.	Janet L.	J. Richard
Fund	Bennett	Coyne	Fry	Knerr	Landreth	Leven	Madison	Yeomans	Zecher
Delaware Global Value Fund	-	-	-	-	$1 -	-	-	-	-
$10,000
Delaware Growth Opportunities Fund	-	-	-	-	-	-	-	-	-
Delaware Healthcare Fund	-	-	-	-	-	-	-	-	-
Delaware High-Yield Opportunities Fund	-	-	-	-	-	-	-	-	-
Delaware Inflation Protected Bond Fund	-	-	-	-	-	-	-	-	-
Delaware International Value Equity Fund	-	$50,001 -	-	-	-	$10,001 -	$1 -	-	-
		$100,000				$50,000	$10,000
Delaware Large Cap Core Fund	-	-	-	-	-	-	-	-	-
Delaware Large Cap Value Fund	$10,001 -	$50,001 -	Over	-	$10,001 -	$50,001 -	$1 -	-	-
	$50,000	$100,000	$100,000		$50,000	$100,000	$10,000
Delaware Limited-Term Diversified Income Fund	-	Over	-	-	-	-	-	-	-
$100,000
Delaware Mid Cap Value Fund	-	-	-	-	-	-	-	-	-
Delaware Minnesota High-Yield Municipal Bond Fund	-	-	-	-	-	-	-	-	-
Delaware Moderate Allocation Portfolio[3]	-	$10,001 -	-	-	-	-	$1 -	-	-
		$50,000					$10,000
Delaware National High-Yield Municipal Bond Fund	-	-	-	-	-	-	-	-	-
Delaware REIT Fund	-	$10,001 -	$1 -	-	-	-	$1 -	-	-
(also known as The Real Estate Investment Trust Portfolio)		$50,000	$10,000				$10,000
Delaware Select Growth Fund	-	-	-	$10,001 -	-	$10,001 -	$1 -	$10,001 -	-
				$50,000		$50,000	$10,000	$50,000
Delaware Small Cap Core Fund	-	-	-	-	$10,001 -	-	-	-	-
$50,000

	Thomas L.	Patrick P.	John A.	Anthony D.	Lucinda S.	Ann R.	Thomas F.	Janet L.	J. Richard
Fund	Bennett	Coyne	Fry	Knerr	Landreth	Leven	Madison	Yeomans	Zecher
Delaware Small Cap Growth Fund	-	-	-	-	-	-	-	-	-
Delaware Small Cap Value Fund	-	$50,001 -	$1 -	$1 - $10,000	-	$10,001 -	-	-	-
		$100,000	$10,000			$50,000
Delaware Tax-Free Arizona Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free California Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Colorado Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Idaho Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Minnesota Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Minnesota Intermediate Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Money Fund	-	Over	-	-	-	-	-	-	-
$100,000
Delaware Tax-Free New York Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free Pennsylvania Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free USA Fund	-	-	-	-	-	-	-	-	-
Delaware Tax-Free USA Intermediate Fund	-	-	-	-	-	-	-	-	-
Delaware Trend® Fund	-	-	-	-	-	-	-	-	-
Delaware U.S. Growth Fund	-	-	-	-	-	-	-	-	-
Delaware Value® Fund	-	-	-	-	-	-	-	-	-
Aggregate dollar range of shares of the	$10,001 -	Over	Over	Over	Over	Over	$10,001 -	Over	$10,001 -
Delaware Investments® Family of Funds:	$50,000	$100,000	$100,000	$100,000	$100,000	$100,000	$50,000	$100,000	$50,000
____________________

1	On October 21, 2009, the name will be changed to Delaware Foundation® Growth Allocation Fund.

2	On October 21, 2009, the name will be changed to Delaware Foundation Conservative Allocation Fund.

3	On October 21, 2009, the name will be changed to Delaware Foundation Moderate Allocation Fund.

APPENDIX E — TRUSTEE COMPENSATION

     The following table describes the aggregate compensation received by the Independent Trustees from each Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the 12-month period ended June 30, 2009. Only the Independent Trustees received compensation from the Trust.

	Thomas L.	John A.	Anthony D.	Lucinda S.	Ann R.	Thomas F.	Janet L.	J. Richard
Trust	Bennett	Fry	Knerr	Landreth	Leven	Madison	Yeomans	Zecher
Delaware Group® Adviser Funds	$39,430	$33,839	$37,907	$34,772	$44,904	$38,304	$33,159	$35,323
Delaware Group Cash Reserve	$4,600	$3,950	$4,426	$4,064	$5,246	$4,473	$3,876	$4,122
Delaware Group Equity Funds I	$1,409	$1,234	$1,063	$1,182	$1,101	$1,207	$1,061	$1,102
Delaware Group Equity Funds II	$9,968	$8,569	$9,594	$8,838	$11,397	$9,748	$8,475	$8,957
Delaware Group Equity Funds III	$5,289	$4,546	$5,075	$4,704	$6,047	$5,167	$4,524	$4,756
Delaware Group Equity Funds IV	$2,155	$1,854	$2,073	$1,914	$2,465	$2,106	$1,836	$1,938
Delaware Group Equity Funds V	$7,545	$6,482	$7,246	$6,696	$8,618	$7,368	$6,429	$6,776
Delaware Group Foundation Funds	$1,644	$1,411	$1,592	$1,443	$1,877	$1,600	$1,369	$1,481
Delaware Group Global & International Funds	$8,992	$7,728	$8,634	$7,995	$10,289	$8,805	$7,700	$8,091
Delaware Group Government Fund	$2,144	$1,849	$2,070	$1,899	$2,452	$2,091	$1,810	$1,928
Delaware Group Income Funds	$9,618	$8,235	$9,230	$8,457	$10,932	$9,337	$8,073	$8,604
Delaware Group Limited-Term Government Funds	$3,235	$2,794	$3,145	$2,852	$3,708	$3,157	$2,699	$2,918
Delaware Group State Tax-Free Income Trust	$4,619	$3,957	$4,431	$4,067	$5,250	$4,477	$3,877	$4,129
Delaware Group Tax-Free Fund	$9,079	$7,780	$8,719	$7,987	$10,323	$8,805	$7,610	$8,118
Delaware Group Tax-Free Money Fund	$164	$139	$156	$143	$184	$157	$136	$145
Delaware Pooled® Trust	$29,434	$25,305	$28,273	$26,154	$33,638	$28,771	$25,133	$26,450
Voyageur Insured Funds	$1,198	$1,027	$1,150	$1,056	$1,363	$1,162	$1,008	$1,072
Voyageur Intermediate Tax Free Funds	$663	$569	$638	$583	$754	$643	$555	$593
Voyageur Mutual Funds	$3,731	$3,201	$3,582	$3,289	$4,244	$3,619	$3,137	$3,338
Voyageur Mutual Funds II	$2,205	$1,889	$2,115	$1,941	$2,506	$2,137	$1,851	$1,971
Voyageur Mutual Funds III	$1,834	$1,581	$1,771	$1,631	$2,104	$1,798	$1,563	$1,654
Voyageur Tax Free Funds	$5,549	$4,759	$5,330	$4,890	$6,314	$5,383	$4,660	$4,965
TOTAL – 12-month period ended June 30, 2009	$195,000	$167,500	$187,500	$172,500	$222,500	$190,000	$165,000	$175,000

E-1

APPENDIX F — PRINCIPAL OFFICERS OF THE TRUSTS

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trusts	Time Served	5 Years	by Officer	Officer
Patrick P. Coyne	Chairman,	Chairman and	Patrick P. Coyne	81	Director — Kaydon
2005 Market Street	President,	Trustee since	has served in		Corp.
Philadelphia, PA	Chief	August 16,	various executive
19103	Executive	2006	capacities at
	Officer, and		different times
April 1963	Trustee	President	at Delaware
		and Chief	Investments.[1]
Executive
Officer since
August 1,
2006

David P. O’Connor	Senior Vice	Senior Vice	David P.	81	None[2]
2005 Market Street	President,	President,	O’Connor has
Philadelphia, PA	General	General	served in various
19103	Counsel, and	Counsel, and	executive and
	Chief Legal	Chief Legal	legal capacities
February 1966	Officer	Officer since	at different times
		October 2005	at Delaware
Investments.

Richard Salus	Senior Vice	Chief	Richard Salus	81	None[2]
2005 Market Street	President	Financial	has served in
Philadelphia, PA	and Chief	Officer since	various executive
19103	Financial	November	capacities at
	Officer	2006	different times
October 1963			at Delaware
Investments.

David F. Connor	Vice	Vice President	David F. Connor	81	None[2]
2005 Market Street	President,	since	has served as
Philadelphia, PA	Deputy	September	Vice President
19103	General	2000 and	and Deputy
	Counsel, and	Secretary	General Counsel
December 1963	Secretary	since October	at Delaware
		2005	Investments since
2000.

Daniel V. Geatens	Vice	Treasurer	Daniel V. Geatens	81	None[2]
2005 Market Street	President and	since October	has served in
Philadelphia, PA	Treasurer	2007	various capacities
19103			at different times
at Delaware
October 1972			Investments.

F-1

____________________

1	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser, principal underwriter, and transfer agent.

2	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in capacities for the six portfolios of the Optimum Fund Trust that are virtually identical to the capacities in which they serve for the Funds, as set forth above. The Optimum Fund Trust has the same investment adviser, principal underwriter, and transfer agent as the Funds.

F-2

APPENDIX G — AUDITOR INFORMATION

     The following table shows, for each Trust:

     Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years.

     Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice and tax planning.

     Affiliate Audit-Related Fees. The aggregate fees billed by E&Y for services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trusts.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Trusts and to DMC and other service providers under common control with DMC.

			Affiliate	Aggregate
	Audit	Tax	Audit-	Non-
Trust	Fees	Fees	Related Fees	Audit Fees
Delaware Group® Adviser Funds
10/31/08	$174,400	$72,465	$19,074	$324,467
10/31/07	$117,000	$46,900	$19,074	$301,262
Delaware Group Cash Reserve
3/31/09	$27,000	$9,150	$19,074	$261,152
3/31/08	$23,800	$8,650	$19,074	$263,012
Delaware Group Equity Funds I
10/31/08	$25,700	$6,300	$19,074	$258,302
10/31/07	$17,100	$5,350	$19,074	$259,712
Delaware Group Equity Funds II
11/30/08	$91,800	$34,300	$19,074	$288,302
11/30/07	$86,100	$35,600	$19,074	$289,962
Delaware Group Equity Funds III
6/30/09	$49,100	$14,950	$19,074	$264,064
6/30/08	$64,700	$20,550	$19,074	$274,912

			Affiliate	Aggregate
	Audit	Tax	Audit-	Non-
Trust	Fees	Fees	Related Fees	Audit Fees
Delaware Group® Equity Funds IV
9/30/08	$40,900	$10,350	$19,074	$262,352
9/30/07	$40,500	$13,800	$19,074	$268,162
Delaware Group Equity Funds V
11/30/08	$93,200	$32,650	$19,074	$286,652
11/30/07	$89,800	$34,650	$19,074	$289,012
Delaware Group Foundation Funds
9/30/08	$49,000	$14,380	$19,074	$266,382
9/30/07	$32,700	$7,250	$19,074	$261,612
Delaware Group Global & International Funds
11/30/08	$94,100	$44,490	$19,074	$298,492
11/30/07	$96,400	$47,485	$19,074	$301,847
Delaware Group Government Fund
7/31/09	$26,600	$6,700	$19,074	$258,702
7/31/08	$23,600	$5,700	$19,074	$260,062
Delaware Group Income Funds
7/31/08	$80,700	$25,000	$19,074	$277,002
7/31/07	$79,200	$26,700	$19,074	$281,062
Delaware Group Limited-Term Government Funds
12/31/08	$17,200	$4,950	$19,074	$258,952
12/31/07	$15,900	$4,750	$19,074	$259,112
Delaware Group State Tax-Free Income Trust
2/28/09	$28,000	$9,550	$19,074	$261,552
2/29/08	$26,900	$10,050	$19,074	$264,412
Delaware Group Tax-Free Fund
8/31/08	$54,600	$18,500	$19,074	$270,502
8/31/07	$62,400	$22,200	$13,400	$270,888
Delaware Group Tax-Free Money Fund
4/30/09	$9,900	$1,950	$19,074	$253,952
4/30/08	$10,000	$1,950	$19,074	$256,312

			Affiliate	Aggregate
	Audit	Tax	Audit-	Non-
Trust	Fees	Fees	Related Fees	Audit Fees
Delaware Pooled® Trust
10/31/08	$372,800	$147,505	$19,074	$399,507
10/31/07	$368,500	$129,520	$19,074	$383,882
Voyageur Insured Funds
8/31/08	$14,300	$3,750	$19,074	$255,752
8/31/07	$14,000	$3,950	$13,400	$252,638
Voyageur Intermediate Tax Free Funds
8/31/08	$11,500	$2,550	$19,074	$254,552
8/31/07	$11,000	$2,450	$13,400	$251,138
Voyageur Mutual Funds
8/31/08	$61,700	$14,650	$19,074	$266,652
8/31/07	$60,200	$14,850	$13,400	$263,538
Voyageur Mutual Funds II
8/31/08	$18,200	$5,450	$19,074	$257,452
8/31/07	$17,900	$5,750	$13,400	$254,438
Voyageur Mutual Funds III
4/30/09	$29,400	$7,900	$19,074	$259,902
4/30/08	$30,600	$9,000	$19,074	$263,362
Voyageur Tax Free Funds
8/31/08	$31,300	$10,950	$19,074	$262,952
8/31/07	$45,700	$14,650	$13,400	$263,338

APPENDIX H — PRE-APPROVAL POLICIES AND PROCEDURES

     The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth below.

AUDIT COMMITTEE OF THE
DELAWARE INVESTMENTS FAMILY OF FUNDS
PROCEDURES FOR ENGAGEMENT
OF
INDEPENDENT AUDITORS
FOR AUDIT AND NON-AUDIT SERVICES

I. Objective

     These procedures (the “Procedures”) set forth the understanding of the Audit Committee of the Delaware Investments Family of Funds (the “Funds”) regarding the retention of the Funds’ independent auditors (the “Auditors”) to provide: (i) audit and permissible non-audit services to the Funds; (ii) non-audit services to the Funds’ investment advisers, and to any “control affiliates” (as defined below) of such investment advisers, that relate directly to the Funds’ operations or financial reporting; and (iii) certain other non-audit services to the Funds’ investment advisers and their control affiliates. The purpose of these Procedures is to ensure the Auditors’ independence and objectivity with respect to their audit services to the Funds.

II. Approval Procedures

A. Services provided to the Funds.

     The engagement of the Auditors to provide audit or non-audit services to the Funds (referred to herein as “Fund Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement.

     The engagement of the Auditors to provide the Fund Services listed on Annex I-A hereto, which include services customarily required by one or more of the Funds in the ordinary course of their operations, is hereby approved by the Audit Committee.

     The engagement of the Auditors to provide any other Fund Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

     The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Audit Committee (i.e., whether listed on Annex I-A or specifically approved in accordance with Section IV).

B. Fund-related services provided to Adviser entities.

     The engagement of the Auditors to provide non-audit services to the Funds’ investment advisers, or to any control affiliates of such investment advisers, that relate directly to the Funds’ operations or financial reporting (referred to herein as “Fund-Related Adviser Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement. For purposes of these Procedures, the term “control affiliate” means any entity controlling, controlled by, or under common control with a Fund’s investment adviser that provides ongoing services to a Fund, and the term “investment adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by a Fund’s investment adviser. Attached as Annex II is a list of parties deemed to be either an investment adviser to a Fund or a control affiliate of any such investment adviser (collectively referred to herein as “Adviser entities”) for purposes of these Procedures.

     The engagement of the Auditors to provide the Fund-Related Adviser Services listed on Annex I-B, which include services customarily required by one or more Adviser entities in the ordinary course of their operations, is hereby approved by the Audit Committee.

     The engagement of the Auditors to provide any other Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

     The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund-Related Adviser Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund-Related Adviser Services were approved by the Audit Committee (i.e., whether listed on Annex I-B or specifically approved in accordance with Section IV).

C. Certain other services provided to Adviser entities.

     The Audit Committee recognizes that there are cases where services proposed to be provided by the Auditors to Adviser entities are not Fund-Related Adviser Services within the meaning of these Procedures, but nonetheless may be relevant to the Committee’s ongoing evaluation of the Auditors’ independence and objectivity with respect to their audit services to the Funds. As a result, in all cases where an Adviser entity engages the Auditors to provide non-audit services that are not Fund Services or Fund-Related Adviser Services and the projected fees for such engagement exceed $25,000, the Auditors will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services to be provided, the entity that is to be the recipient of such services and the projected fees.

III. Internal Controls

     The Audit Committee expects the Auditors to implement and maintain effective internal controls to: (A) monitor the Auditors’ independence; (B) prevent the Auditors from providing any impermissible non-audit services to the Funds; (C) prevent the Auditors from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures has been obtained; and (D) tabulate and calculate its fees that are required to be disclosed annually in compliance with Independence Standards Board No. 1.

     The Audit Committee also expects Delaware Management Company (“DMC”) to develop, implement and maintain effective internal controls with respect to (B) and (C) above.

IV. Pre-Approval Process

     Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:

  a brief written request shall be prepared detailing the proposed engagement with explanation as to why the work is proposed to be performed by the Auditors (e.g., particular expertise, timing, etc.);

  the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;

  if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;

  should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer, followed by a telephone call to the Chairperson of the Audit Committee. The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

V. Scope of Procedures

     These Procedures shall apply to both direct and indirect engagements of the Auditors. Indirect engagements are situations where the Auditors are engaged by a service provider to a Fund or Adviser entity at an Adviser entity’s explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

VI. Periodic Certification by Auditors

     In connection with each regular Audit Committee meeting, the Auditors shall certify in writing to the Audit Committee that they have complied with all provisions of these Procedures.

VII. Amendments; Annual Approval by Audit Committee

     These Procedures may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the Auditors and DMC. These Procedures shall be reviewed and approved at least annually by the Audit Committee. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed above as of the date of such approval.

Initially Approved: December 15, 2005 Last Approved: November 20, 2008

ANNEX I-A - PRE-APPROVED FUND SERVICES

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Service	Range of Fees
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

Service	Range of Fees
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B - PRE-APPROVED FUND-RELATED ADVISER SERVICES

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

ANNEX II - ADVISER ENTITIES

     Delaware Management Business Trust; Delaware Distributors, L.P.; Lincoln Financial Distributors, Inc.; Delaware Service Company, Inc.; Retirement Financial Services, Inc.

APPENDIX I — FORM OF NEW INVESTMENT ADVISORY AGREEMENTS

     AGREEMENT, made by and between [NAME OF INVESTMENT COMPANY], a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment

Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

     2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting, and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

     7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. (a) This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

(c) This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

     11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ___ day of _________, ____.

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust
[NAME OF INVESTMENT COMPANY] on behalf of the Funds listed on Exhibit A

By
Name
Title

By
Name
Title

EXHIBIT A

     THIS EXHIBIT to the Investment Management Agreement between DELAWARE [TRUST NAME] and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the ___ day of __________, _____ (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware Diversified Income Fund	_______, 200__	0.55% on first $500 million
(Delaware Group Adviser Funds)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware U.S. Growth Fund	_______, 200__	0.65% on first $500 million
(Delaware Group Adviser Funds)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware Cash Reserve Fund	_______, 200__	0.45% on first $500 million
(Delaware Group Cash Reserve)		0.40% on next $500 million
0.35% on next $1.5 billion
0.30% on assets in excess of $2.5 billion
Delaware Mid Cap Value Fund	_______, 200__	0.75% on first $500 million
(Delaware Group Equity Funds I)		0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Large Cap Value Fund	_______, 200__	0.65% on first $500 million
(Delaware Group Equity Funds II)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware Value Fund	_______, 200__	0.65% on first $500 million
(Delaware Group Equity Funds II)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware American Services Fund	_______, 200__	0.75% on first $500 million
(Delaware Group Equity Funds III)		0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion

Delaware Small Cap Growth Fund	_______, 200__	1.00% on first $250 million
(Delaware Group Equity Funds III)		0.90% on next $250 million
0.75% on assets in excess of $500 million
Delaware Trend Fund	_______, 200__	0.75% on first $500 million
(Delaware Group Equity Funds III)		0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Global Real Estate Securities Fund	_______, 200__	0.99% on first $100 million
(Delaware Group Equity Funds IV)		0.90% on next $150 million
0.80% on assets in excess of $250 million
Delaware Growth Opportunities Fund	_______, 200__	0.75% on first $500 million
(Delaware Group Equity Funds IV)		0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Healthcare Fund	_______, 200__	0.85% on first $500 million
(Delaware Group Equity Funds IV)		0.80% on next $500 million
0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware Dividend Income Fund	_______, 200__	0.65% on first $500 million
(Delaware Group Equity Funds V)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware Small Cap Core Fund	_______, 200__	0.75% on first $500 million
(Delaware Group Equity Funds V)		0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Small Cap Value Fund	_______, 200__	0.75% on first $500 million
(Delaware Group Equity Funds V)		0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Aggressive Allocation Portfolio	_______, 200__	0.65% on first $500 million
(Delaware Group Foundation Funds)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware Conservative Allocation Portfolio	_______, 200__	0.65% on first $500 million
(Delaware Group Foundation Funds)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware Foundation Equity Fund	_______, 200__	0.65% on first $500 million
(Delaware Group Foundation Funds)		0.60% on next $500 million
0.55% on next $1.5 billion

0.50% on assets in excess of $2.5 billion
Delaware Moderate Allocation Portfolio	_______, 200__	0.65% on first $500 million
(Delaware Group Foundation Funds)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware Emerging Markets Fund	_______, 200__	1.25% on first $500 million
(Delaware Group Global & International Funds)		1.20% on next $500 million
1.15% on next $1.5 billion
1.10% on assets in excess of $2.5 billion
Delaware Focus Global Growth Fund	_______, 200__	0.85% on first $500 million
(Delaware Group Global & International Funds)		0.80% on next $500 million
0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion
Delaware Global Value Fund	_______, 200__	0.85% on first $500 million
(Delaware Group Global & International Funds)		0.80% on next $500 million
0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion
Delaware International Value Equity Fund	_______, 200__	0.85% on first $500 million
(Delaware Group Global & International Funds)		0.80% on next $500 million
0.75% on next $1.5 billion
0.70% on assets in excess of $2.5 billion
Delaware Core Plus Bond Fund	_______, 200__	0.55% on first $500 million
(Delaware Group Government Fund)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Inflation Protected Bond Fund	_______, 200__	0.45% on first $500 million
(Delaware Group Government Fund)		0.40% on next $500 million
0.35% on next $1.5 billion
0.30% on assets in excess of $2.5 billion
Delaware Corporate Bond Fund	_______, 200__	0.50% on first $500 million
(Delaware Group Income Funds)		0.475% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware Extended Duration Bond Fund	_______, 200__	0.55% on first $500 million
(Delaware Group Income Funds)		0.50% on next $500 million
0.45% on next $1,500 million
0.425% on assets in excess of $2.5 billion
Delaware High-Yield Opportunities Fund	_______, 200__	0.65% on first $500 million
(Delaware Group Income Funds)		0.60% on next $500 million
0.55% on next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware Limited-Term Diversified Income Fund	_______, 200__	0.50% on first $500 million
(Delaware Group Limited-Term Government Funds)		0.475% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Pennsylvania Fund	_______, 200__	0.55% on first $500 million
(Delaware Group State Tax-Free Income Trust)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free USA Fund	_______, 200__	0.55% on first $500 million
(Delaware Group Tax-Free Fund)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free USA Intermediate Fund	_______, 200__	0.50% on first $500 million
(Delaware Group Tax-Free Fund)		0.475% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Money Fund	_______, 200__	0.45% on first $500 million
(Delaware Group Tax-Free Money Fund)		0.40% on next $500 million
0.35% on next $1.5 billion
0.30% on assets in excess of $2.5 billion

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware REIT Fund	_______, 200__	0.75% on first $500 million
(also known as The Real Estate Investment Trust Portfolio)		0.70% on next $500 million
(Delaware Pooled Trust)		0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Tax-Free Arizona Fund	_______, 200__	0.50% on first $500 million
(Voyageur Insured Funds)		0.475% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Minnesota Intermediate Fund	_______, 200__	0.50% on first $500 million
(Voyageur Intermediate Tax Free Funds)		0.475% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 million
Delaware Minnesota High-Yield Municipal Bond Fund	_______, 200__	0.55% on first $500 million
(Voyageur Mutual Funds)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware National High-Yield Municipal Bond Fund	_______, 200__	0.55% on first $500 million
(Voyageur Mutual Funds)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free California Fund	_______, 200__	0.55% on first $500 million
(Voyageur Mutual Funds)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Idaho Fund	_______, 200__	0.55% on first $500 million
(Voyageur Mutual Funds)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Delaware Tax-Free New York Fund	_______, 200__	0.55% on first $500 million
(Voyageur Mutual Funds)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Colorado Fund	_______, 200__	0.55% on first $500 million
(Voyageur Mutual Funds II)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Large Cap Core Fund	_______, 200__	0.65% on the first $500 million
(Voyageur Mutual Funds III)		0.60% on the next $500 million
0.55% on the next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware Select Growth Fund	_______, 200__	0.75% on first $500 million
(Voyageur Mutual Funds III)		0.70% on next $500 million
0.65% on next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Tax-Free Minnesota Fund	_______, 200__	0.55% on first $500 million
(Voyageur Tax Free Funds)		0.50% on next $500 million
0.45% on next $1.5 billion
0.425% on assets in excess of $2.5 billion

APPENDIX J — CURRENT INVESTMENT ADVISORY AGREEMENTS:
DATES OF APPROVALS

Fund (Trust)	Date of Current Investment Advisory Agreement	Date Last Approved by Shareholders*
Delaware Diversified Income Fund (Delaware Group®Adviser Funds)	June 28, 2002	June 28, 2002
Delaware U.S. Growth Fund (Delaware Group Adviser Funds)	November 23, 1999	November 23, 1999
Delaware Cash Reserve Fund (Delaware Group Cash Reserve)	December 15, 1999	December 15, 1999
Delaware Mid Cap Value Fund (Delaware Group Equity Funds I)	January 30, 2008	January 30, 2008
Delaware Large Cap Value Fund (Delaware Group Equity Funds II)	November 23, 1999	November 23, 1999
Delaware Value® Fund (Delaware Group Equity Funds II)	November 23, 1999	November 23, 1999
Delaware American Services Fund (Delaware Group Equity Funds III)	December 22, 1999	December 22, 1999
Delaware Small Cap Growth Fund (Delaware Group Equity Funds III)	June 26, 2001	June 26, 2001
Delaware Trend® Fund (Delaware Group Equity Funds III)	August 27, 1999	March 17, 1999
Delaware Global Real Estate Securities Fund (Delaware Group Equity Funds IV)	September 28, 2007	September 28, 2007

Fund (Trust)	Date of Current Investment Advisory Agreement	Date Last Approved by Shareholders*
Delaware Growth Opportunities Fund (Delaware Group® Equity Funds IV)	April 19, 2001	April 19, 2001
Delaware Healthcare Fund (Delaware Group Equity Funds IV)	September 28, 2007	September 28, 2007
Delaware Dividend Income Fund (Delaware Group Equity Funds V)	November 23, 1999	November 23, 1999
Delaware Small Cap Core Fund (Delaware Group Equity Funds V)	November 23, 1999	November 23, 1999
Delaware Small Cap Value Fund (Delaware Group Equity Funds V)	November 23, 1999	November 23, 1999
Delaware Aggressive Allocation Portfolio (Delaware Group Foundation Funds)[1]	September 17, 2008	March 17, 1999
Delaware Conservative Allocation Portfolio (Delaware Group Foundation Funds)[2]	September 17, 2008	March 17, 1999
Delaware Foundation® Equity Fund (Delaware Group Foundation Funds)	May 21, 2009	May 21, 2009
Delaware Moderate Allocation Portfolio (Delaware Group Foundation Funds)[3]	September 17, 2008	March 17, 1999
Delaware Emerging Markets Fund (Delaware Group Global & International Funds)	September 24, 2004	August 31, 2004

Date of Current
	Investment Advisory	Date Last Approved by
Fund (Trust)	Agreement	Shareholders*
Delaware Focus Global Growth Fund	December 29, 2008	December 29, 2008
(Delaware Group® Global & International Funds)
Delaware Global Value Fund	March 30, 2006	August 31, 2004
(Delaware Group Global & International Funds)
Delaware International Value Equity Fund	September 24, 2004	August 31, 2004
(Delaware Group Global & International Funds)
Delaware Core Plus Bond Fund	September 29, 1999	March 17, 1999
(Delaware Group Government Fund)
Delaware Inflation Protected Bond Fund	November 29, 2004	November 26, 2004
(Delaware Group Government Fund)
Delaware Corporate Bond Fund	September 29, 1999	September 29, 1999
(Delaware Group Income Funds)
Delaware Extended Duration Bond Fund	September 29, 1999	September 29, 1999
(Delaware Group Income Funds)
Delaware High-Yield Opportunities Fund	September 29, 1999	September 29, 1999
(Delaware Group Income Funds)
Delaware Limited-Term Diversified Income Fund	December 15, 1999	December 15, 1999
(Delaware Group Limited-Term Government Funds)
Delaware Tax-Free Pennsylvania Fund	May 1, 2000	May 1, 2000
(Delaware Group State Tax-Free Income Trust)

Date of Current
	Investment Advisory	Date Last Approved by
Fund (Trust)	Agreement	Shareholders*
Delaware Tax-Free USA Fund	November 1, 1999	November 1, 1999
(Delaware Group® Tax-Free Fund)
Delaware Tax-Free USA Intermediate Fund	November 1, 1999	November 1, 1999
(Delaware Group Tax-Free Fund)
Delaware Tax-Free Money Fund	August 27, 1999	August 27, 1999
(Delaware Group Tax-Free Money Fund)
The Real Estate Investment Trust Portfolio	December 15, 1999	March 17, 1999
(also known as Delaware REIT Fund) (Delaware Pooled® Trust)
Delaware Tax-Free Arizona Fund	November 1, 1999	November 1, 1999
(Voyageur Insured Funds)
Delaware Tax-Free Minnesota Intermediate Fund	November 1, 1999	November 1, 1999
(Voyageur Intermediate Tax Free Funds)
Delaware Minnesota High-Yield Municipal Bond Fund	November 1, 1999	March 17, 1999
(Voyageur Mutual Funds)
Delaware National High-Yield Municipal Bond Fund	November 1, 1999	November 1, 1999
(Voyageur Mutual Funds)
Delaware Tax-Free California Fund	November 1, 1999	November 1, 1999
(Voyageur Mutual Funds)
Delaware Tax-Free Idaho Fund	November 1, 1999	November 1, 1999
(Voyageur Mutual Funds)

Date of Current
	Investment Advisory	Date Last Approved by
Fund (Trust)	Agreement	Shareholders*
Delaware Tax-Free New York Fund (Voyageur Mutual Funds)	November 1, 1999	November 1, 1999
Delaware Tax-Free Colorado Fund (Voyageur Mutual Funds II)	November 1, 1999	November 1, 1999
Delaware Large Cap Core Fund (Voyageur Mutual Funds III)	August 31, 2006	August 31, 2006
Delaware Select Growth Fund (Voyageur Mutual Funds III)	December 15, 1999	December 15, 1999
Delaware Tax-Free Minnesota Fund (Voyageur Tax Free Funds)	November 1, 1999	November 1, 1999
____________________

1	On October 21, 2009, the name will be changed to Delaware Foundation® Growth Allocation Fund.

2	On October 21, 2009, the name will be changed to Delaware Foundation Conservative Allocation Fund.

3	On October 21, 2009, the name will be changed to Delaware Foundation Moderate Allocation Fund.

*

In general, each Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement, in connection with a later amendment or redomestication requiring such approval, as part of a complex-wide shareholder meeting held in 1999, or as part of a shareholder meeting held in 2004 to vote on, among other things, the appointment of DMC as investment adviser to the Fund.

     Each Fund’s advisory fee under the New Investment Advisory Agreement and the Current Investment Advisory Agreement is identical. Exhibit A to Appendix I lists the advisory fees for each Fund.

APPENDIX K — FEES PAID TO DMC AND AFFILIATES

     The following table lists the Funds by investment category, and includes for the fiscal years indicated the aggregate amount of DMC’s fee paid by each Fund indicated and the amounts paid by each Fund to affiliates of DMC during the fiscal year and for the purposes indicated. All fees are shown net of any applicable waivers and reimbursements.

					Transfer
	Fiscal Year	Advisory Fees	Administration Fees	Distribution Fees	Agency Fees
Fund	Ended	($)	($)	($)	($)
EQUITY
Delaware Aggressive Allocation Portfolio	9/30/08	1,475	2,380	215,282	86,139
Delaware American Services Fund	6/30/09	1,346,875	71,414	1,016,499	831,687
Delaware Conservative Allocation Portfolio	9/30/08	15,724	2,222	147,491	18,751
Delaware Dividend Income Fund	11/30/08	2,904,878	33,367	4,204,502	1,278,360
Delaware Emerging Markets Fund	11/30/08	10,061,603	40,925	3,475,970	1,403,351
Delaware Focus Global Growth Fund[1]	11/30/08	N/A	N/A	N/A	N/A
Delaware Foundation® Equity Fund[1]	10/31/08	N/A	N/A	N/A	N/A
Delaware Global Value Fund	11/30/08	477,200	4,015	447,088	252,427
Delaware Growth Opportunities Fund	9/30/08	3,141,092	24,661	1,592,074	1,709,076
Delaware Healthcare Fund	9/30/08	(30,345)	121	-	269
Delaware International Value Equity Fund	11/30/08	5,845,743	38,948	2,303,609	1,553,386
Delaware Large Cap Core Fund	4/30/09	(257)	85	-	231
Delaware Large Cap Value Fund	11/30/08	5,949,985	49,455	3,135,809	1,900,663
Delaware Mid Cap Value Fund	10/31/08	(36,366)	103	37	143
Delaware Moderate Allocation Portfolio	9/30/08	32,834	2,614	213,510	55,166

					Transfer
	Fiscal Year	Advisory Fees	Administration Fees	Distribution Fees	Agency Fees
Fund	Ended	($)	($)	($)	($)
Delaware Select Growth Fund	4/30/09	822,062	10,668	942,443	1,427,081
Delaware Small Cap Core Fund	11/30/08	441,475	3,923	229,562	203,528
Delaware Small Cap Growth Fund	6/30/09	(10,211)	559	63,447	71,843
Delaware Small Cap Value Fund	11/30/08	3,412,713	23,590	2,009,720	1,350,774
Delaware Trend® Fund	6/30/09	N/A	17,781	1,426,134	1,367,689
Delaware U.S. Growth Fund	10/31/08	4,418,044	43,260	843,673	937,742
Delaware Value® Fund	11/30/08	2,216,064	175,852	1,400,382	924,320
REAL ESTATE
Delaware Global Real Estate Securities Fund	9/30/08	(56,829)	126	-	134
Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio)	10/31/08	2,106,027	15,159	976,866	1,057,506
FIXED INCOME TAXABLE
Delaware Core Plus Bond Fund	7/31/08	378,075	12,530	294,515	163,769
Delaware Corporate Bond Fund	7/31/08	2,192,286	65,520	1,701,318	836,390
Delaware Diversified Income Fund	10/31/08	14,912,383	159,256	13,466,559	3,480,627
Delaware Extended Duration Bond Fund	7/31/08	733,052	29,162	730,900	578,387
Delaware High-Yield Opportunities Fund	7/31/08	793,631	18,588	680,157	294,012
Delaware Inflation Protected Bond Fund	7/31/08	207,493	6,770	64,555	22,691
Delaware Limited-Term Diversified Income Fund	12/31/08	897,830	12,087	638,764	363,217

					Transfer
	Fiscal Year	Advisory Fees	Administration Fees	Distribution Fees	Agency Fees
Fund	Ended	($)	($)	($)	($)
FIXED INCOME TAX EXEMPT
Delaware Minnesota High-Yield Municipal Bond Fund	8/31/08	695,090	11,502	621,530	90,277
Delaware National High-Yield Municipal Bond Fund	8/31/08	313,283	5,946	263,703	52,373
Delaware Tax-Free Arizona Fund	8/31/08	483,562	11,292	499,209	59,338
Delaware Tax-Free California Fund	8/31/08	434,758	7,605	402,450	41,824
Delaware Tax-Free Colorado Fund	8/31/08	1,374,394	20,604	750,906	128,035
Delaware Tax-Free Idaho Fund	8/31/08	385,385	6,910	344,475	40,265
Delaware Tax-Free Minnesota Fund	8/31/08	3,340,865	48,918	1,850,281	298,962
Delaware Tax-Free Minnesota Intermediate Fund	8/31/08	233,696	4,531	147,019	34,723
Delaware Tax-Free Money Fund	4/30/09	(13,812)	878	-	13,919
Delaware Tax-Free New York Fund	8/31/08	59,322	1,496	76,712	14,095
Delaware Tax-Free Pennsylvania Fund	2/28/09	2,646,922	25,159	1,304,013	280,994
Delaware Tax-Free USA Fund	8/31/08	3,038,078	55,881	1,857,104	419,011
Delaware Tax-Free USA Intermediate Fund	8/31/08	1,455,004	29,234	819,000	389,646
MONEY MARKET
Delaware Cash Reserve Fund	3/31/09	2,090,836	25,006	201,131	549,206
____________________

1	The Fund had not commenced operations and thus had no fees paid for the period noted.

APPENDIX L — OTHER FUNDS ADVISED BY DMC

     DMC provides investment advisory services to other registered funds that have investment objectives similar to those of the Funds. For each such fund, the following table sets forth by investment category the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract. For funds subadvised by DMC, the net assets shown are only the portion of the fund’s assets that are under the management of DMC.

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily	Waiver
Fund	($)	net assets) Annual Rate	(Y/N)
EQUITY
Delaware Enhanced Global Dividend and Income Fund	143,626,698	1.00%	N
Delaware Investments Dividend and Income Fund, Inc.	59,683,630	0.55%	N
Delaware Investments Global Dividend and Income Fund, Inc.	31,563,148	0.70%	N
The Emerging Markets Portfolio[1]	608,767,439	1.00%	N
The Focus Smid-Cap Growth Equity Portfolio[1]	2,800,870	0.75%	Y
The International Equity Portfolio[1]	901,424,861	0.75%	N
The Labor Select International Equity Portfolio[1]	747,573,551	0.75%	N
The Large-Cap Growth Equity Portfolio[1]	245,411,670	0.55%	Y
The Large-Cap Value Equity Portfolio[1]	9,686,377	0.55%	Y
The Mid-Cap Growth Equity Portfolio[1]	4,065,931	0.75%	Y
The Select 20 Portfolio[1]	9,816,096	0.75%	Y
The Small-Cap Growth Equity Portfolio[1]	507,668	0.75%	Y

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily	Waiver
Fund	($)	net assets) Annual Rate	(Y/N)
Delaware VIP® Emerging Markets Series	442,609,293	1.25% on first $500 million	N
		1.20% on next $500 million
		1.15% on next $1.5 billion
		1.10% on assets in excess of $2.5 billion
Delaware VIP Growth Opportunities Series	24,047,567	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP International Value Equity Series	97,145,078	0.85% on the first $500 million	Y
		0.80% on the next $500 million
		0.75% on the next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware VIP Small Cap Value Series	691,218,393	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP Trend Series	281,638,575	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP U.S. Growth Series	166,486,594	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP Value Series	452,864,697	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily	Waiver
Fund	($)	net assets) Annual Rate	(Y/N)
Optimum International Fund	162,317,432	0.8750% up to $50 million	Y
		0.8000% from $50 to $100 million
		0.7800% from $100 to $300 million
		0.7650% from $300 to $400 million
		0.7300% over $400 million
Optimum Large Cap Growth Fund	614,887,900	0.8000% up to $250 million	Y
		0.7875% from $250 million to $300 million
		0.7625% from $300 million to $400 million
		0.7375% from $400 million to $500 million
		0.7250% from $500 million to $1 billion
		0.7100% from $1 billion to $1.5 billion
		0.7000% over $1.5 billion
Optimum Large Cap Value Fund	548,159,133	0.8000% up to $100 million	Y
		0.7375% from $ 100 million to $250 million
		0.7125% from $250 million to $500 million

		0.6875% from $500 million to $ 1 billion
		0.6675% from $1 billion to $1.5 billion
		0.6475% over $1.5 billion
Optimum Small-Mid Cap Growth Fund	163,600,949	1.1000%	Y
Optimum Small-Mid Cap Value Fund	133,415,186	1.0500% up to $75 million	Y
		1.0250% from $75 million to $150 million
		1.0000% over $150 million
Subadvised Equity Fund A	421,150,657	0.40%	N
Subadvised Equity Fund B	90,675,085	0.50%	N
Subadvised Equity Fund C	141,442,959	0.35% up to $200 million	N

		0.20% over $200 million

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily	Waiver
Fund	($)	net assets) Annual Rate	(Y/N)
Subadvised Equity Fund D	138,929,930	0.45%	N
Subadvised Equity Fund E	24,685,274	0.35% up to $500 million	N
		0.30% over $500 million
		(assets aggregated with those of other

		accounts having similar investment
		objectives subadvised by DMC for the same
		investment manager)
Subadvised Equity Fund F	26,740,544	0.40% up to $200 million	N

		0.35% over $200 million
Subadvised Equity Fund G	66,390,469	0.40% up to $200 million	N

		0.35% over $200 million
Subadvised Equity Fund H	299,933,951	0.20%	N
Subadvised Equity Fund I	201,788,849	0.40%	N
Subadvised Equity Fund J	275,580,815	0.35%	N
Subadvised Equity Fund K	74,309,777	0.35%	N
Subadvised Equity Fund L	1,110,154,464	0.20%	N
Subadvised Equity Fund M	469,430,328	0.20%	N
Subadvised Equity Fund N	80,390,330	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund O	158,593,379	0.20%	N
Subadvised Equity Fund P	371,403,316	0.35%	N

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily	Waiver
Fund	($)	net assets) Annual Rate	(Y/N)
REAL ESTATE
Delaware VIP® REIT Series	228,392,747	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
The Global Real Estate Securities Portfolio[1]	53,791,075	0.99% on the first $100 million	N
		0.90% on the next $150 million
		0.80% on assets in excess of $250 million
The Real Estate Investment Trust Portfolio II1	4,612,395	0.75%	Y
FIXED INCOME TAXABLE
Delaware VIP Diversified Income Series	1,154,626,147	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP High Yield Series	406,179,335	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP Limited-Term Diversified Income Series	250,708,066	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
The Core Focus Fixed Income Portfolio[1]	18,548,833	0.40%	Y

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily	Waiver
Fund	($)	net assets) Annual Rate	(Y/N)
The Core Plus Fixed Income Portfolio[1]	57,825,157	0.43%	Y
The Global Fixed Income Portfolio[1]	137,581,483	0.50%	Y
The High-Yield Bond Portfolio[1]	21,849,485	0.45%	Y
The Intermediate Fixed Income Portfolio[1]	7,181,598	0.40%	Y
The International Fixed Income Portfolio[1]	18,576,967	0.50%	N
Optimum Fixed Income Fund	692,576,469	0.7000% up to $25 million	Y
		0.6500% from $25 million to $100 million
		0.6000% from $ 100 million to $500 million
		0.5500% from $500 million to $1 billion
		0.5000% over $ 1 billion
Subadvised Fixed Income Fund A	1,934,214,482	0.18%	N
Subadvised Fixed Income Fund B	258,981,042	0.28%	N
Subadvised Fixed Income Fund C	225,986,783	0.28%	N
FIXED INCOME TAX EXEMPT
Delaware Investments Arizona Municipal Income Fund, Inc.	39,569,293	0.40%	N
Delaware Investments Colorado Municipal Income Fund, Inc.	65,158,068	0.40%	N
Delaware Investments Minnesota Municipal Income Fund II, Inc.	156,068,269	0.40%	N
Delaware Investments National Municipal Income Fund	30,101,448	0.40%	N
Subadvised Fixed Income Tax Exempt Fund A	82,621,889	0.23% up to $25 million	N
		0.20% from $25 million to $100 million
		0.17% from $100 million to $200 million
		0.125% over $200 million

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily	Waiver
Fund	($)	net assets) Annual Rate	(Y/N)
Subadvised Fixed Income Tax Exempt Fund B	201,199,741	0.23% on first $25 million	N
		0.20% on next $75 million
		0.17% on next $100 million
		0.125% over $100 million
		(assets aggregated with those of other
		accounts having similar investment
		objectives subadvised by DMC for the same
		investment manager)
Subadvised Fixed Income Tax Exempt Fund C	321,920,551	0.15%	N
MONEY MARKET
Delaware VIP® Cash Reserve Series	15,598,306	0.45% on first $500 million	N
		0.40% on next $500 million
		0.35% on next $1,500 million
		0.30% on assets in excess of $2.5 billion
Subadvised Money Market Fund A	1,315,433,023	0.18%	N
____________________

1       A series of Delaware Pooled® Trust.

APPENDIX M — TRUSTEES AND OFFICERS OF DMC

     The following persons have held the following positions with the Trusts and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Patrick P. Coyne	Trustee, Chairman/	President
President/Chief Executive
Officer
David P. O’Connor	Trustee, Senior Vice	Senior Vice President/
	President/Strategic	Strategic Investment
	Investment Relationships	Relationships and
	and Initiatives/General	Initiatives/General
	Counsel	Counsel
See Yeng Quek	Trustee, Executive Vice	Executive Vice President/
	President/Managing	Managing Director/Chief
	Director, Fixed Income	Investment Officer,
Fixed Income
Michael J. Hogan	Executive Vice	Executive Vice President/
	President/Head of Equity	Head of Equity Investments
Investments
Marshall T. Bassett	Senior Vice President/	Senior Vice President/
	Chief Investment	Chief Investment
	Officer — Emerging	Officer — Emerging
	Growth Equity	Growth Equity
Joseph R. Baxter	Senior Vice President/	Senior Vice President/
	Head of Municipal Bond	Head of Municipal Bond
	Investments	Investments
Christopher S. Beck	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Michael P. Buckley	Senior Vice President/	Senior Vice President/
	Director of Municipal	Director of Municipal
	Research	Research
Stephen J. Busch	Senior Vice President–	Senior Vice President –
	Investment Accounting	Investment Accounting

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —
	Investment Systems	Investment Systems
Lui-Er Chen	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager/	Senior Portfolio Manager/
	Chief Investment Officer,	Chief Investment Officer,
	Emerging Markets	Emerging Markets
Thomas H. Chow	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Stephen J. Czepiel	Senior Vice President/	Senior Vice President/
	Portfolio Manager/Head	Portfolio Manager/Senior
	Municipal Bond Trader	Municipal Bond Trader
Chuck M. Devereux	Senior Vice President/	Senior Vice President/
	Senior Research Analyst	Senior Research Analyst
Roger A. Early	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Stuart M. George	Senior Vice President/	Senior Vice President/
	Head of Equity Trading	Head of Equity Trading
Paul Grillo	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
William F. Keelan	Senior Vice President/	Senior Vice President/
	Director of Quantitative	Director of Quantitative
	Research	Research
Kevin P. Loome	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager/	Senior Portfolio Manager/
	Head of High Yield	Head of High Yield
	Investments	Investments
Francis X. Morris	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Core Equity	— Core Equity
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice President/
	Chief Compliance Officer	Chief Compliance Officer
D. Tysen Nutt	Senior Vice President/	Senior Vice President/
	Chief Investment Officer,	Chief Investment Officer,
	Large Cap Value Equity	Large Cap Value Equity

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Philip O. Obazee	Senior Vice President/	Senior Vice President/
	Derivatives Manager	Derivatives Manager
Richard Salus	Senior Vice President/	Senior Vice President/
	Chief Financial Officer	Controller/Treasurer
Jeffrey S. Van Harte	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Focus Growth Equity	— Focus Growth Equity
Babak Zenouzi	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Gary T. Abrams	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Christopher S. Adams	Vice President/Portfolio	Vice President/Portfolio
	Manager/Senior Equity	Manager/Senior Equity
	Analyst	Analyst
Damon J. Andres	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Wayne A. Anglace	Vice President/Credit	Vice President/Credit
	Research Analyst	Research Analyst
Margaret MacCarthy Bacon	Vice President/Investment	Vice President/Investment
	Specialist	Specialist
Kristen E. Bartholdson	Vice President	Vice President/Portfolio
Manager
Todd Bassion	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Jo Anne Bennick	Vice President/15(c)	Vice President/15(c)
	Reporting	Reporting
Richard E. Biester	Vice President/Equity	Vice President/Equity
	Trader	Trader
Christopher J. Bonavico	Vice President/Senior	Vice President/Senior
	Portfolio Manager/Equity	Portfolio Manager/Equity
	Analyst	Analyst
Vincent A. Brancaccio	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Kenneth F. Broad	Vice President/Senior	Vice President/Senior
	Portfolio Manager/Equity	Portfolio Manager/Equity
	Analyst	Analyst
Kevin J. Brown	Vice President/	Vice President/
	Senior Investment	Senior Investment
	Specialist	Specialist
Mary Ellen M. Carrozza	Vice President/Client	Vice President/Client
	Services	Services
Stephen G. Catricks	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Wen-Dar Chen	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Anthony G. Ciavarelli	Vice President/Associate	Vice President/Associate
	General Counsel/	General Counsel/Assistant
	Assistant Secretary	Secretary
David F. Connor	Vice President/Deputy	Vice President/Deputy
	General Counsel/	General Counsel/Secretary
Secretary
Michael Costanzo	Vice President/	Vice President/
	Performance Analyst	Performance Analyst
	Manager	Manager
Kishor K. Daga	Vice President/Derivatives	Vice President/Derivatives
	Operations	Operations
Cori E. Daggett	Vice President/Associate	Vice President/Counsel/
	General Counsel/	Assistant Secretary
Assistant Secretary
Craig C. Dembek	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Camillo D’Orazio	Vice President/Investment	Vice President/Investment
	Accounting	Accounting
Christopher M. Ericksen	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Joel A. Ettinger	Vice President — Taxation	Vice President — Taxation

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Devon K. Everhart	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Joseph Fiorilla	Vice President – Trading	Vice President – Trading
	Operations	Operations
Charles E. Fish	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Clifford M. Fisher	Vice President/Senior	Vice President/Senior
	Municipal Bond Trader	Municipal Bond Trader
Patrick G. Fortier	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio
	Manager/Municipal Bond	Manager/Municipal Bond
	Credit Analyst	Credit Analyst
Lawrence G. Franko	Vice President/Senior	Vice President/Senior
	Equity Analyst	Equity Analyst
Daniel V. Geatens	Vice President/Treasurer	Vice President/Director of
Financial Administration
Gregory A. Gizzi	Vice President/Head	Vice President/Head
	Municipal Bond Trader	Municipal Bond Trader
Barry S. Gladstein	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Gregg J. Gola	Vice President/Senior	Vice President/Senior High
	High Yield Trader	Yield Trader
Christopher Gowlland	Vice President/Senior	Vice President/Senior
	Quantitative Analyst	Quantitative Analyst
Edward Gray	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
David J. Hamilton	Vice President/Credit	Vice President/Fixed
	Research Analyst	Income Analyst
Brian Hamlet	Vice President/Senior	Vice President/Senior
	Corporate Bond Trader	Corporate Bond Trader

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Lisa L. Hansen	Vice President/Head of	Vice President/Head of
	Focus Growth Equity	Focus Growth Equity
	Trading	Trading
Gregory M. Heywood	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Sharon Hill	Vice President/Head	Vice President/Head
	of Equity Quantitative	of Equity Quantitative
	Research and Analytics	Research and Analytics
J. David Hillmeyer	Vice President	Vice President/Corporate
Bond Trader
Christopher M. Holland	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Chungwei Hsia	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Michael E. Hughes	Vice President/Senior	Vice President/Senior
	Equity Analyst	Equity Analyst
Jordan L. Irving	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Cynthia Isom	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Kenneth R. Jackson	Vice President/Equity	Vice President/
	Trader	Quantitative Analyst
Stephen M. Juszczyszyn	Vice President/Structured	Vice President/Structured
	Products Analyst/Trader	Products Analyst/Trader
Anu B. Kothari	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Roseanne L. Kropp	Vice President/Senior	Vice President/Senior Fund
	Fund Analyst — High	Analyst II — High Grade
Grade
Nikhil G. Lalvani	Vice President/Portfolio	Vice President/Senior
	Manager	Equity Analyst/Portfolio
Manager

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Brian R. Lauzon	Vice President/Chief	Vice President/Chief
	Operating Officer, Equity	Operating Officer, Equity
	Investments	Investments
Anthony A. Lombardi	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Francis P. Magee	Vice President/Portfolio	Vice President/Portfolio
	Analyst	Analyst
John P. McCarthy	Vice President/Senior	Vice President/Senior
	Research Analyst/Trader	Research Analyst/Trader
Brian McDonnell	Vice President/Structured	Vice President/Structured
	Products Analyst/Trader	Products Analyst/Trader
Michael S. Morris	Vice President/Portfolio	Vice President/Portfolio
	Manager/Senior Equity	Manager/Senior Equity
	Analyst	Analyst
Terrance M. O’Brien	Vice President/Fixed	Vice President/Fixed
	Income Reporting Analyst	Income Reporting Analyst
Donald G. Padilla	Vice President/Portfolio	Vice President/Portfolio
	Manager/Senior Equity	Manager/Senior Equity
	Analyst	Analyst
Daniel J. Prislin	Vice President/Senior	Vice President/Senior
	Portfolio Manager/Equity	Portfolio Manager/Equity
	Analyst	Analyst
Gretchen Regan	Vice President/	Vice President/
	Quantitative Analyst	Quantitative Analyst
Carl Rice	Vice President/Senior	Vice President/Senior
	Investment Specialist,	Investment Specialist,
	Large Cap Value Focus	Large Cap Value Focus
	Equity	Equity
Joseph T. Rogina	Vice President/Equity	Vice President/Equity
	Trader	Trader
Debbie A. Sabo	Vice President/Equity	Vice President/Equity
	Trader – Focus Growth	Trader – Focus Growth
	Equity	Equity

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trusts	Company
Kevin C. Schildt	Vice President/Senior	Vice President/Senior
	Municipal Credit Analyst	Municipal Credit Analyst
Bruce Schoenfeld	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Nancy E. Smith	Vice President —	Vice President —
	Investment Accounting	Investment Accounting
Brenda L. Sprigman	Vice President/Business	Vice President/Business
	Manager – Fixed Income	Manager – Fixed Income
Junee Tan-Torres	Vice President/Structured	Vice President/Structured
	Solutions	Solutions
Rudy D. Torrijos, III	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Michael J. Tung	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Robert A. Vogel, Jr.	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Lori P. Wachs	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Jeffrey S. Wang	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Michael G. Wildstein	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Kathryn R. Williams	Vice President/Associate	Vice President/Associate
	General Counsel/	General Counsel/Assistant
	Assistant Secretary	Secretary
Nashira Wynn	Vice President/Portfolio	Vice President/Senior
	Manager	Equity Analyst/Portfolio
Manager
Guojia Zhang	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Douglas R. Zinser	Vice President/Credit	Vice President/Credit
	Research Analyst	Research Analyst

APPENDIX N — NUMBER OF SHARES OF EACH FUND
OUTSTANDING AS OF JULY 31, 20091

		Shares
Fund Name	Class	Outstanding
Delaware American Services Fund	A	8,307,110.73
Delaware American Services Fund	B	1,967,195.99
Delaware American Services Fund	C	3,391,198.18
Delaware American Services Fund	I	922,813.72
Delaware American Services Fund	R	236,624.35
Delaware Cash Reserve Fund	A	409,648,027.42
Delaware Cash Reserve Fund	B	7,571,200.61
Delaware Cash Reserve Fund	C	11,999,635.87
Delaware Cash Reserve Fund	CC	13,352,167.66
Delaware Core Plus Bond Fund	A	8,499,313.53
Delaware Core Plus Bond Fund	B	590,047.37
Delaware Core Plus Bond Fund	C	762,595.96
Delaware Core Plus Bond Fund	I	421,213.94
Delaware Core Plus Bond Fund	R	30,797.35
Delaware Corporate Bond Fund	A	84,164,830.28
Delaware Corporate Bond Fund	B	2,185,573.07
Delaware Corporate Bond Fund	C	22,304,687.11
Delaware Corporate Bond Fund	I	9,192,140.79
Delaware Corporate Bond Fund	R	2,053,525.00
Delaware Diversified Income Fund	A	356,131,697.99
Delaware Diversified Income Fund	B	5,635,860.95
Delaware Diversified Income Fund	C	123,919,293.56
Delaware Diversified Income Fund	I	27,333,904.45
Delaware Diversified Income Fund	R	13,651,297.12
Delaware Dividend Income Fund	A	22,944,114.03
Delaware Dividend Income Fund	B	3,920,949.20
Delaware Dividend Income Fund	C	17,648,139.72

		Shares
Fund Name	Class	Outstanding
Delaware Dividend Income Fund	I	309,723.23
Delaware Dividend Income Fund	R	313,635.21
Delaware Emerging Markets Fund	A	28,477,236.53
Delaware Emerging Markets Fund	B	1,696,559.45
Delaware Emerging Markets Fund	C	11,639,314.09
Delaware Emerging Markets Fund	I	9,094,544.14
Delaware Extended Duration Bond Fund	A	32,965,118.99
Delaware Extended Duration Bond Fund	B	714,353.37
Delaware Extended Duration Bond Fund	C	3,416,477.09
Delaware Extended Duration Bond Fund	I	4,690,859.62
Delaware Extended Duration Bond Fund	R	118,595.09
Delaware Focus Global Growth Fund	A	196,781.95
Delaware Focus Global Growth Fund	I	235,297.12
Delaware Aggressive Allocation Portfolio	A	3,465,604.00
Delaware Aggressive Allocation Portfolio	B	459,043.89
Delaware Aggressive Allocation Portfolio	C	582,869.61
Delaware Aggressive Allocation Portfolio	I	1,394,609.32
Delaware Aggressive Allocation Portfolio	R	221,889.37
Delaware Conservative Allocation Portfolio	A	4,308,791.41
Delaware Conservative Allocation Portfolio	B	78,613.11
Delaware Conservative Allocation Portfolio	C	340,275.07
Delaware Conservative Allocation Portfolio	I	1,007,016.76
Delaware Conservative Allocation Portfolio	R	88,789.27
Delaware Moderate Allocation Portfolio	A	20,011,562.38
Delaware Moderate Allocation Portfolio	B	642,801.03
Delaware Moderate Allocation Portfolio	C	1,022,400.14
Delaware Moderate Allocation Portfolio	I	3,847,726.70
Delaware Moderate Allocation Portfolio	R	162,904.97

		Shares
Fund Name	Class	Outstanding
Delaware Global Real Estate Securities Fund	A	182.265
Delaware Global Real Estate Securities Fund	I	359,843.89
Delaware Global Value Fund	A	3,236,022.17
Delaware Global Value Fund	B	569,699.44
Delaware Global Value Fund	C	1,516,051.68
Delaware Global Value Fund	I	191,341.19
Delaware Growth Opportunities Fund	A	14,818,145.62
Delaware Growth Opportunities Fund	B	347,682.92
Delaware Growth Opportunities Fund	C	435,124.36
Delaware Growth Opportunities Fund	I	261,740.86
Delaware Growth Opportunities Fund	R	56,155.55
Delaware Healthcare Fund	A	120,909.07
Delaware Healthcare Fund	I	256,109.18
Delaware High-Yield Opportunities Fund	A	73,450,305.52
Delaware High-Yield Opportunities Fund	B	3,364,718.10
Delaware High-Yield Opportunities Fund	C	8,815,757.03
Delaware High-Yield Opportunities Fund	I	12,694,132.20
Delaware High-Yield Opportunities Fund	R	4,294,740.65
Delaware Inflation Protected Bond Fund	A	8,312,339.23
Delaware Inflation Protected Bond Fund	B	188,301.72
Delaware Inflation Protected Bond Fund	C	4,027,833.86
Delaware Inflation Protected Bond Fund	I	9,419,003.59
Delaware International Value Equity Fund	A	14,840,111.11
Delaware International Value Equity Fund	B	1,067,080.39
Delaware International Value Equity Fund	C	5,175,961.29
Delaware International Value Equity Fund	I	13,666,903.65
Delaware International Value Equity Fund	R	251,795.05
Delaware Large Cap Core Fund	A	1,541.21

		Shares
Fund Name	Class	Outstanding
Delaware Large Cap Core Fund	I	252,689.79
Delaware Large Cap Value Fund	A	49,886,593.44
Delaware Large Cap Value Fund	B	1,438,363.18
Delaware Large Cap Value Fund	C	1,320,509.62
Delaware Large Cap Value Fund	I	2,229,686.76
Delaware Large Cap Value Fund	R	111,520.19
Delaware Limited-Term Diversified Income Fund	A	63,645,553.57
Delaware Limited-Term Diversified Income Fund	B	407,345.24
Delaware Limited-Term Diversified Income Fund	C	18,200,945.79
Delaware Limited-Term Diversified Income Fund	I	2,071,289.06
Delaware Limited-Term Diversified Income Fund	R	365,963.82
Delaware Mid Cap Value Fund	A	34,392.69
Delaware Mid Cap Value Fund	C	9,428.66
Delaware Mid Cap Value Fund	I	1,341,173.84
Delaware Mid Cap Value Fund	R	3.224
Delaware Minnesota High-Yield Municipal Bond Fund	A	10,927,247.96
Delaware Minnesota High-Yield Municipal Bond Fund	B	509,394.77
Delaware Minnesota High-Yield Municipal Bond Fund	C	2,507,347.47
Delaware National High-Yield Municipal Bond Fund	A	7,632,607.68
Delaware National High-Yield Municipal Bond Fund	B	167,569.47
Delaware National High-Yield Municipal Bond Fund	C	850,944.11
Delaware National High-Yield Municipal Bond Fund	I	138.63
Delaware REIT Fund	A	8,434,200.70
Delaware REIT Fund	I	13,643,975.31
Delaware REIT Fund	R	504,554.78
Delaware REIT Fund	B	1,611,608.58
Delaware REIT Fund	C	2,222,726.92
Delaware Select Growth Fund	A	5,716,873.40

		Shares
Fund Name	Class	Outstanding
Delaware Select Growth Fund	B	950,262.41
Delaware Select Growth Fund	C	1,324,332.74
Delaware Select Growth Fund	R	34,564.97
Delaware Select Growth Fund	I	3,144,775.77
Delaware Small Cap Core Fund	A	2,422,168.04
Delaware Small Cap Core Fund	C	985,111.48
Delaware Small Cap Core Fund	I	3,287,676.99
Delaware Small Cap Core Fund	R	457,544.70
Delaware Small Cap Growth Fund	I	69.533
Delaware Small Cap Growth Fund	R	127,035.78
Delaware Small Cap Growth Fund	A	786,109.32
Delaware Small Cap Growth Fund	B	186,462.19
Delaware Small Cap Growth Fund	C	484,411.67
Delaware Small Cap Value Fund	A	8,967,675.27
Delaware Small Cap Value Fund	B	826,429.50
Delaware Small Cap Value Fund	C	1,916,299.16
Delaware Small Cap Value Fund	I	460,530.57
Delaware Small Cap Value Fund	R	603,477.76
Delaware Tax-Free Arizona Fund	A	10,203,952.88
Delaware Tax-Free Arizona Fund	B	588,318.73
Delaware Tax-Free Arizona Fund	C	654,557.17
Delaware Tax-Free California Fund	A	5,799,662.70
Delaware Tax-Free California Fund	B	472,859.80
Delaware Tax-Free California Fund	C	1,289,320.83
Delaware Tax-Free Colorado Fund	A	21,197,643.71
Delaware Tax-Free Colorado Fund	B	263,399.13
Delaware Tax-Free Colorado Fund	C	1,050,445.66
Delaware Tax-Free Idaho Fund	A	7,268,912.69

		Shares
Fund Name	Class	Outstanding
Delaware Tax-Free Idaho Fund	B	292,637.86
Delaware Tax-Free Idaho Fund	C	1,436,225.92
Delaware Tax-Free Minnesota Fund	A	46,448,175.64
Delaware Tax-Free Minnesota Fund	B	788,675.50
Delaware Tax-Free Minnesota Fund	C	2,745,470.03
Delaware Tax-Free Minnesota Intermediate Fund	A	6,938,349.18
Delaware Tax-Free Minnesota Intermediate Fund	B	29,185.30
Delaware Tax-Free Minnesota Intermediate Fund	C	987,735.57
Delaware Tax-Free Money Fund	A	12,469,760.07
Delaware Tax-Free Money Fund	CC	558,180.71
Delaware Tax-Free New York Fund	A	2,122,756.76
Delaware Tax-Free New York Fund	B	99,781.27
Delaware Tax-Free New York Fund	C	517,334.96
Delaware Tax-Free Pennsylvania Fund	A	63,182,671.89
Delaware Tax-Free Pennsylvania Fund	B	681,507.22
Delaware Tax-Free Pennsylvania Fund	C	1,642,484.51
Delaware Tax-Free USA Fund	A	49,516,664.15
Delaware Tax-Free USA Fund	B	757,392.82
Delaware Tax-Free USA Fund	C	1,855,403.30
Delaware Tax-Free USA Fund	I	104.593
Delaware Tax-Free USA Intermediate Fund	A	39,157,223.47
Delaware Tax-Free USA Intermediate Fund	B	76,500.53
Delaware Tax-Free USA Intermediate Fund	C	3,439,848.28
Delaware Tax-Free USA Intermediate Fund	I	96.512
Delaware Trend® Fund	A	22,941,115.49
Delaware Trend Fund	B	1,803,600.98
Delaware Trend Fund	C	3,258,227.52
Delaware Trend Fund	I	1,850,379.41

		Shares
Fund Name	Class	Outstanding
Delaware Trend Fund	R	187,363.74
Delaware U.S. Growth Fund	A	11,918,929.41
Delaware U.S. Growth Fund	B	644,208.92
Delaware U.S. Growth Fund	C	1,311,758.06
Delaware U.S. Growth Fund	I	38,881,699.89
Delaware U.S. Growth Fund	R	303,428.38
Delaware Value® Fund	B	378,120.36
Delaware Value Fund	C	2,839,247.86
Delaware Value Fund	I	7,570,791.16
Delaware Value Fund	R	211,514.86
____________________

1	All classes of Delaware Foundation® Equity Fund and Class R shares of Delaware Emerging Markets Fund commenced operations on August 31, 2009 and therefore are not included in the table below.

APPENDIX O — 1% SHARE OWNERSHIP

     As of July 31, 2009, the officers and Trustees of the Trusts, as a group, owned 1% or more of the outstanding voting shares of the following Funds and classes:

Fund	Class	Percentage
Delaware Large Cap Value Fund	Institutional Class	5.64%
Delaware Trend® Fund	Institutional Class	1.58%
Delaware Growth Opportunities Fund	Institutional Class	2.25%
Delaware Small Cap Value Fund	Institutional Class	8.79%
Delaware Moderate Allocation Portfolio[1]	Institutional Class	2.56%
Delaware Aggressive Allocation Portfolio[2]	Institutional Class	2.13%
Delaware Emerging Markets Fund	Institutional Class	1.33%
Delaware Core Plus Bond Fund	Institutional Class	8.84%
Delaware Limited-Term Diversified Income Fund	Institutional Class	2.63%
Delaware Select Growth Fund	Class A	1.20%
Delaware Select Growth Fund	Institutional Class	1.10%
Delaware Tax-Free Money Fund	Class A	1.39%
Delaware Healthcare Fund	Class A	86.24%
Delaware Focus Global Growth Fund	Institutional Class	99.99%
____________________

1	On October 21, 2009, the name will be changed to Delaware Foundation® Moderate Allocation Fund.

2	On October 21, 2009, the name will be changed to Delaware Foundation Aggressive Allocation Fund.

O-1

APPENDIX P — 5% SHARE OWNERSHIP

The following table shows, as of July 31, 2009, the accounts of each class of each Fund that own of record 5% or more of such class.1

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Aggressive	A	MLPF&S FOR THE SOLE	433,735.130	12.65%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Aggressive	A	PIMS/PRUDENTIAL RETIREMENT AS	985,508.511	28.73%
Allocation Portfolio		NOMINEE FOR THE TTEE/CUST PL
		HOAG SHELTERED SAVS PLAN
		1 HOAG DR
		NEWPORT BEACH CA 92663-4162
Delaware Aggressive	C	MLPF&S FOR THE SOLE	49,567.034	8.58%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Aggressive	I	C/O MUTUAL FUNDS	164,199.066	11.97%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO DELAWARE MGMT
		HOLDINGS INC
		EMP 401K ACCOUNT
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Aggressive	I	C/O MUTUAL FUNDS	190,469.430	13.89%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Aggressive	I	C/O MUTUAL FUNDS	954,399.024	69.58%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Aggressive	R	KIMBERLY CLARK	11,697.464	5.43%
Allocation Portfolio		FBO C U LEASING CORP
		401K PSP & TRUST
		3570 CAMINO DEL RIO N #300
		SAN DIEGO CA 92108-1747

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Aggressive	R	MLPF&S FOR THE SOLE	163,339.414	75.84%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware American	A	MLPF&S FOR THE SOLE	455,360.539	5.41%
Services Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware American	C	CITIGROUP GLOBAL	377,347.679	10.85%
Services Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware American	C	MLPF&S FOR THE SOLE	617,630.193	17.76%
Services Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware American	I	PRUDENTIAL INVESTMENT MGMT SVC	52,779.705	5.58%
Services Fund		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware American	I	COUNSEL TRUST DBA MATC	54,643.058	5.77%
Services Fund		FBO KETCHUM WOOD & BURGERT
		CHARTERED PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
Delaware American	I	ICMA-RC SERVICES LLC	739,042.996	78.08%
Services Fund		777 N CAPITOL ST NE
		WASHINGTON DC 20002-4239
Delaware American	R	GPC SECURITIES INC AGENT FOR	15,786.007	6.50%
Services Fund		RELIANCE TRUST CO
		FBO PREMIER COOPERATIVE
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware American	R	COUNSEL TRUST	17,715.154	7.29%
Services Fund		FBO JENNINGS REALTY, INC.
		EMPLOYEES PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware American	R	STATE STREET BANK &	55,526.147	22.85%
Services Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware Cash Reserve	A	DELAWARE MANAGEMENT	63,529,356.600	15.14%
Fund		BUSINESS TRUST - DMC
		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Cash Reserve	B	CITIGROUP GLOBAL	432,686.848	5.61%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Cash Reserve	C	CITIGROUP GLOBAL	930,597.680	7.20%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Cash Reserve	CC	MCB TRUST SERVICES TTEE	693,747.960	5.26%
Fund		FBO VISITING NURSE
		SERVICE P/S
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Cash Reserve	CC	MCB TRUST SERVICES TRUSTEE	734,256.520	5.56%
Fund		FBO ECOLOGY CONTROL INDSTRS
		401(K)
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Cash Reserve	CC	MCB TRUST SERVICES TTEE	795,677.170	6.03%
Fund		FBO SAGELINK CREDIT UNION
		401(K) PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Cash Reserve	CC	MCB TRUST SERVICES TTEE	979,059.910	7.42%
Fund		FBO TRIDENT ANESTHESIA 401(K)
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Conservative	A	MLPF&S FOR THE SOLE	247,401.940	5.73%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Conservative	A	PIMS/PRUDENTIAL RETIREMENT AS	2,992,055.268	69.29%
Allocation Portfolio		NOMINEE FOR THE TTEE/CUST PL 006
		HOAG SHELTERED SAVS PLAN
		1 HOAG DR
		NEWPORT BEACH CA 92663-4162
Delaware Conservative	B	JUNIE L KELTON &	4,767.351	6.34%
Allocation Portfolio		JOYCE A WENDLANDT &
		NOMA HENDERSON
		STIGLER OK 74462
Delaware Conservative	B	RAYMOND JAMES & ASSOC INC	5,328.988	7.08%
Allocation Portfolio		CUST FBO ANTHONY J
		SARDO IRA
		3 ROSS WAY
		WINDSOR LOCKS CT 06096-1267
Delaware Conservative	B	MLPF&S FOR THE SOLE	15,926.231	21.17%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Conservative	C	MLPF&S FOR THE SOLE	119,773.952	34.53%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Conservative	I	C/O MUTUAL FUNDS	95,134.913	9.52%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO DELAWARE MGMT
		HOLDINGS INC 401K PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Conservative	I	C/O MUTUAL FUNDS	110,968.514	11.11%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Conservative	I	C/O MUTUAL FUNDS	754,578.708	75.53%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Conservative	R	MG TRUST CO TRUSTEE	4,679.186	5.08%
Allocation Portfolio		UNITED COMMUNITY BANK
		401K PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Conservative	R	MG TRUST CO	10,211.566	11.09%
Allocation Portfolio		CUST FBO JOHN
		CIPOLLONE INC
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Conservative	R	MLPF&S FOR THE SOLE	71,667.126	77.85%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Core Plus Bond	A	MLPF&S FOR THE SOLE	518,249.367	6.11%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Core Plus Bond	B	MLPF&S FOR THE SOLE	71,046.733	12.01%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Core Plus Bond	C	CITIGROUP GLOBAL	44,617.313	5.85%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Core Plus Bond	C	MLPF&S FOR THE SOLE	165,360.232	21.67%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Core Plus Bond	I	BOSCIA FAMILY FOUNDATION	23,859.147	5.77%
Fund		951 IDLEWILD RD
		GLADWYNE PA 19035-1437
Delaware Core Plus Bond	I	CITY OF DASSEL	36,698.556	8.88%
Fund		GENERAL ACCOUNT
		ATTN MARY ANN DANIELSON
		PO BOX 391
		DASSEL MN 55325-0391

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Core Plus Bond	I	MCB TRUST SERVICES	38,557.197	9.33%
Fund		CUST FBO SOUTHWEST GRAPHICS,
		P/S 401(K)
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Core Plus Bond	I	RS DMC EMPLOYEE MPP PLAN	279,147.561	67.54%
Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY
		PURCHASE PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Core Plus Bond	R	MLPF&S FOR THE SOLE	30,626.201	88.97%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	A	MLPF&S FOR THE SOLE	26,365,039.125	33.70%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	B	MLPF&S FOR THE SOLE	172,509.480	7.82%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	C	CITIGROUP GLOBAL	1,923,038.412	9.09%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Corporate Bond	C	MLPF&S FOR THE SOLE	10,883,754.182	51.47%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Corporate Bond	R	LINCOLN NATIONAL LIFE	116,064.933	5.70%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Corporate Bond	R	FRONTIER TRUST CO	126,825.921	6.23%
Fund		FBO OMNIBUS-VARIOUS
		RETIREMENT PLANS
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Corporate Bond	R	STATE STREET BANK & TRUST CO	341,907.431	16.80%
Fund		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware Corporate Bond	R	MLPF&S FOR THE SOLE	671,816.598	33.01%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	A	MLPF&S FOR THE SOLE	58,186,086.749	16.89%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	B	MLPF&S FOR THE SOLE	638,853.308	11.26%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	C	CITIGROUP GLOBAL MARKETS, INC.	11,130,630.122	9.47%
Income Fund		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Diversified	C	MLPF&S FOR THE SOLE	45,512,999.943	38.74%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Diversified	I	CHARLES SCHWAB & CO INC	1,883,727.633	12.32%
Income Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Delaware Diversified	I	THE NORTHERN TRUST	2,039,593.431	13.34%
Income Fund		COMPANY TTEE
		CIBA SPECIALTY CHEMICALS
		401K DV PLAN
		PO BOX 92994
		CHICAGO IL 60675-0001

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Diversified	I	ATTN TRUST OPS	2,506,840.650	16.39%
Income Fund		MIDTRUSCO
		5901 COLLEGE BLVD STE 100
		OVERLAND PARK KS 66211-1834
Delaware Diversified	R	MLPF&S FOR THE SOLE	6,532,468.517	48.64%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	A	CITIGROUP GLOBAL	1,537,351.944	6.63%
Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Dividend	A	MLPF&S FOR THE SOLE	2,180,501.697	9.40%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	B	CITIGROUP GLOBAL	294,850.174	7.40%
Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Dividend	B	MLPF&S FOR THE SOLE	787,123.973	19.76%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	C	CITIGROUP GLOBAL	2,510,401.261	14.01%
Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Dividend	C	MLPF&S FOR THE SOLE	5,801,767.165	32.38%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Dividend	I	COUNSEL TRUST DBA MATC FBO	34,749.740	11.17%
Income Fund		TTI INC 401K PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Dividend	I	GPC SECURITIES INC AGENT FOR	174,653.729	56.13%
Income Fund		RELIANCE TRUST CO
		FBO GOODMAN & CO LLP
		401K P/S PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	16,809.557	5.40%
Income Fund		RELIANCE TRUST CO
		FBO ANIMAS SURGICAL HOSPITAL,
		LLC 401K
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	ING	21,445.035	6.89%
Income Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	22,988.381	7.39%
Income Fund		RELIANCE TRUST CO
		FBO FERTILITY & GYNECOLOGY
		401(K) PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	33,004.570	10.61%
Income Fund		RELIANCE TRUST CO
		FBO WEST HILLS DEVELOPMENT
		CO 401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	GPC SECURITIES INC AGENT FOR	35,001.670	11.25%
Income Fund		RELIANCE TRUST CO
		FBO BOGHT VETERINARY CLINIC 401K
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	GPC AS AGENT FOR	37,244.780	11.97%
Income Fund		RELIANCE TRUST COMPANY
		FBO FRUIT CENTER INC
		PSP PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Dividend	R	MLPF&S FOR THE SOLE	41,346.499	13.29%
Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Emerging	A	CITIGROUP GLOBAL	1,959,107.478	7.08%
Markets Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Emerging	A	MLPF&S FOR THE SOLE	4,544,610.153	16.42%
Markets Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Emerging	B	CITIGROUP GLOBAL	158,963.904	9.27%
Markets Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Emerging	B	MLPF&S FOR THE SOLE	218,906.047	12.76%
Markets Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Emerging	C	CITIGROUP GLOBAL	2,398,958.695	20.99%
Markets Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Emerging	C	MLPF&S FOR THE SOLE	3,166,315.306	27.70%
Markets Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Emerging	I	DINGLE & CO	513,228.000	6.01%
Markets Fund		C/O COMERICA BANK
		PO BOX 75000
		DETROIT MI 48275-0001
Delaware Emerging	I	ATTN DC PLAN ADMIN MS N6G	660,115.934	7.73%
Markets Fund		MERCER TRUST COMPANY
		FBO CLARIANT INVMNT PLAN
		1 INVESTORS WAY
		NORWOOD MA 02062-1599
Delaware Emerging	I	JP MORGAN CHASE BANK TTEE	679,648.757	7.96%
Markets Fund		FBO VIASAT INC
		401K PROFIT SHARING PLAN
		C/O JPMORGAN RPS 5500 TEAM
		9300 WARD PKWY
		KANSAS CITY MO 64114-3317

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Emerging	I	STRAFE & CO	756,144.531	8.86%
Markets Fund		FBO E L & THELMA GAYLORD
		FOUNDA
		PO BOX 160
		WESTERVILLE OH 43086-0160
Delaware Emerging	I	RS DMC EMPLOYEE MPP PLAN	796,016.037	9.32%
Markets Fund		DELAWARE MANAGEMENT CO
		EMPLOYMENT P/S TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Emerging	I	NFS LLC	1,146,232.048	13.42%
Markets Fund		FEBO FIDUCIARY TRUST CO
		PO BOX 55806
		BOSTON MA 02205-5806
Delaware Emerging	I	CHARLES SCHWAB & CO INC	1,190,100.051	13.94%
Markets Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Delaware Extended	A	MLPF&S FOR THE SOLE	2,265,367.372	6.95%
Duration Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Extended	A	MASSACHUSETTS MUTUAL LIFE	5,003,802.168	15.36%
Duration Bond Fund		INS CO
		1295 STATE ST MIP C105
		SPRINGFIELD MA 01111-0001
Delaware Extended	B	CITIGROUP GLOBAL	59,455.509	8.27%
Duration Bond Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Extended	B	MLPF&S FOR THE SOLE	119,915.846	16.69%
Duration Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Extended	C	CITIGROUP GLOBAL	203,261.601	6.03%
Duration Bond Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Extended	C	MLPF&S FOR THE SOLE	1,078,101.764	31.97%
Duration Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Extended	I	STATE STREET BANK &	2,265,201.014	31.29%
Duration Bond Fund		TRUST CO TTEE
		INTERCONTINENTAL HOTELS
		MASTER TR
		ATTN STEVE CHILES KC 1/5
		801 PENNSYLVANIA AVE
		KANSAS CITY MO 64105-1307
Delaware Extended	R	ING	16,197.838	14.37%
Duration Bond Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware Extended	R	FIRST CLEARING CORP	37,455.899	33.24%
Duration Bond Fund		FBO COMPETITION CAMS PSP
		RONALD L COLEMAN TTEE
		FBO COMPETITION CAMS
		3408 DEMOCRAT RD
		MEMPHIS TN 38118
Delaware Extended	R	MASSACHUSETTS MUTUAL LIFE	48,330.140	42.89%
Duration Bond Fund		INS CO
		1295 STATE ST - MIP C105
		SPRINGFIELD MA 01111-0001
Delaware Focus Global	A	GREGORY MARK HEYWOOD &	14,117.647	7.17%
Growth Fund		KRISTEN PEN-FONG KWAN
		OAKLAND CA 94618
Delaware Focus Global	A	PATRICK G FORTIER &	29,178.173	14.83%
Growth Fund		ANNEMARIE S FORTIER
		SAN FRANCISCO CA 94118
Delaware Focus Global	A	CHRISTOPHER BONAVICO	29,411.765	14.95%
Growth Fund		SAN FRANCISCO CA 94126
Delaware Focus Global	A	KENNETH F BROAD & JACLYN	29,411.764	14.95%
Growth Fund		JAFARIAN BROAD JT WROS
		MILL VALLEY CA 94941
Delaware Focus Global	A	DANIEL J PRISLIN &	29,411.765	14.95%
Growth Fund		JOELLE M PRISLIN TTEES
		DANIEL AND JOELLE PRISLIN
		FAMILY TR
		ALAMEDA CA 94502

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Focus Global	A	VAN HARTE-SMITH FAMILY	57,012.543	28.97%
Growth Fund		REVOCABLE TRUST
		70 CLUB DR
		SAN CARLOS CA 94070-1647
Delaware Focus Global	I	DMH CORP	235,294.118	100.00%
Growth Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Global Real	A	JAMES C MORROW	179.211	98.32%
Estate Securities Fund		CONSHOHOCKEN PA 19428
Delaware Global Real	I	DMH CORP	359,840.833	100.00%
Estate Securities Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Global Value	A	MLPF&S FOR THE SOLE	205,034.243	6.24%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Global Value	B	MLPF&S FOR THE SOLE	46,491.289	8.01%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Global Value	C	MLPF&S FOR THE SOLE	303,628.872	19.15%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Growth	A	MLPF&S FOR THE SOLE	1,113,699.355	7.46%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Growth	C	MLPF&S FOR THE SOLE	57,253.143	13.01%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Growth	I	MCB TRUST SERVICES TTEE	21,696.071	8.55%
Opportunities Fund		FBO WOOLDRIDGE HEATING &
		AIR 401K
		700 17TH ST STE 300
		DENVER CO 80202-3531

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Growth	I	MCB TRUST SERVICES	38,052.554	14.99%
Opportunities Fund		CUST FBO GRTR PHILA CHAMBER
		OF COM 401K
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Growth	I	RS DMC EMPLOYEE MPP PLAN	171,679.544	67.64%
Opportunities Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Growth	R	RELIANCE TRUST COMPANY CUST	4,222.383	7.98%
Opportunities Fund		FBO YERBA BUENA CENTER
		FOR THE ARTS403B ANNUITY
		MATCHING PLAN
		PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Growth	R	MG TRUSTCO TRUSTEE	4,748.503	8.97%
Opportunities Fund		STUDIOCOM
		401K PS PL
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Growth	R	FRONTIER TRUST CO	6,753.171	12.76%
Opportunities Fund		FBO HIGHLAND ENGINEERING INC
		SAFE HAR
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Growth	R	MG TRUST COMPANY	13,579.396	25.66%
Opportunities Fund		CUST. FBO ADVANCED FUEL
		RESEARCH, INC
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Growth	R	MLPF&S FOR THE SOLE	20,498.368	38.74%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware	A	DONALD G PADILLA	6,311.360	5.22%
Healthcare Fund		PHILADELPHIA PA 19103
Delaware	A	MICHAEL S TUNG	13,193.980	10.92%
Healthcare Fund		PHILADELPHIA PA 19103
Delaware	A	KATHY K WANG & ROBERT T	13,760.414	11.39%
Healthcare Fund		WANG JT WROS
		LYNNFIELD MA 01940

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware	A	LIU-ER CHEN &	80,536.820	66.67%
Healthcare Fund		DAWN DING JT WROS
		NEEDHAM MA 02494
Delaware	I	DMH CORP	256,106.019	100.00%
Healthcare Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware High-Yield	A	GENWORTH FINANCIAL TRUST CO	8,643,492.819	13.67%
Opportunities Fund		FBO GENWORTH FINANCIAL
		ASSET MGMT
		FBO THEIR MUTUAL CLIENTS
		3200 N CENTRAL AVE FL 7
		PHOENIX AZ 85012-2468
Delaware High-Yield	B	MLPF&S FOR THE SOLE	179,582.292	5.29%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware High-Yield	B	CITIGROUP GLOBAL	276,728.365	8.15%
Opportunities Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware High-Yield	C	CITIGROUP GLOBAL	875,594.909	10.11%
Opportunities Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware High-Yield	C	MLPF&S FOR THE SOLE	1,104,702.018	12.75%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware High-Yield	I	ICMA-RC SERVICES LLC	849,890.857	5.08%
Opportunities Fund		777 N CAPITOL ST NE
		WASHINGTON DC 20002-4239
Delaware High-Yield	I	RS DMC EMPLOYEE MPP PLAN	869,258.717	5.19%
Opportunities Fund		DELAWARE MANAGEMENT CO
		MPP TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware High-Yield	I	PRUDENTIAL INVESTMENT MGMT	1,077,334.581	6.44%
Opportunities Fund		SVC FBO MUTUAL
		FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware High-Yield	I	SEI PRIVATE TRUST CO	2,076,598.106	12.40%
Opportunities Fund		FBO HALE & DORR LLP
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
Delaware High-Yield	I	NFS LLC	2,515,675.488	15.03%
Opportunities Fund		FEBO COUNTRY TRUST
		PO BOX 2020
		BLOOMINGTON IL 61702-2020
Delaware High-Yield	R	STATE STREET BANK &	226,658.134	5.57%
Opportunities Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware High-Yield	R	MLPF&S FOR THE SOLE	594,065.249	14.59%
Opportunities Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware High-Yield	R	ING	630,617.353	15.49%
Opportunities Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware Inflation	A	MLPF&S FOR THE SOLE	1,472,594.793	18.52%
Protected Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Inflation	B	PTC	16,953.025	8.32%
Protected Bond Fund		CUST SEP IRA
		FBO WILL L SKINNER
		11707 LEANING PINE DR
		HOUSTON TX 77070-2517

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Inflation	B	MLPF&S FOR THE SOLE	19,067.541	9.35%
Protected Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Inflation	C	MLPF&S FOR THE SOLE	803,418.927	21.77%
Protected Bond Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Inflation	I	CONSERVATIVE PROFILE FUND OF	1,483,730.487	15.79%
Protected Bond Fund		LINCOLN VIP TRUST
		1300 SOUTH CLINTON STREET
		MAIL-STOP 2H17
		FORT WAYNE IN 46802-3506
Delaware Inflation	I	MODERATELY AGGRESSIVE	2,117,866.162	22.55%
Protected Bond Fund		PROFILE FUND
		OF LINCOLN VIP TRUST
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Inflation	I	MODERATE PROFILE FUND	4,270,970.454	45.47%
Protected Bond Fund		OF LINCOLN VIP TRUST
		1300 SOUTH CLINTON STREET
		MAIL STOP 2H17
		FORT WAYNE IN 46802-3506
Delaware International	A	PRUDENTIAL INVESTMENT MGMT	1,577,439.139	8.78%
Value Equity Fund		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CENTER FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware International	A	CITIGROUP GLOBAL	1,838,253.233	10.24%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware International	B	CITIGROUP GLOBAL	138,430.875	12.81%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware International	C	MLPF&S FOR THE SOLE	364,428.230	6.88%
Value Equity Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware International	C	CITIGROUP GLOBAL	1,931,259.495	36.46%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware International	I	CITIGROUP GLOBAL	11,541,747.620	82.42%
Value Equity Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware International	R	FRONTIER TRUST CO	89,699.133	35.09%
Value Equity Fund		FBO SINGLETON ASSOCIATES
		401K PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware International	R	MLPF&S FOR THE SOLE	92,584.160	36.21%
Value Equity Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Large Cap Core	A	CRAIG P BROWN	373.754	21.86%
Fund		ARDMORE PA 19003
Delaware Large Cap Core	A	BRUCE A GREEN	1,165.346	68.17%
Fund		AND LYNN H GREEN JT WROS
		NASHVILLE TN 37221
Delaware Large Cap Core	I	DMH CORP	252,687.677	100.00%
Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Large Cap	C	MLPF&S FOR THE SOLE	200,740.265	15.05%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Large Cap	I	MCB TRUST SERVICES TTEE	117,540.405	5.27%
Value Fund		FBO DEFENSE SUPPORT
		SVS LLC RET PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Large Cap	I	MCB TRUST SERVICES TTEE	134,279.043	6.01%
Value Fund		FBO DAY & ZIMMERMANN
		HAWTHORNE 401K PL
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Large Cap	I	RS DMC EMPLOYEE MPP PLAN	550,221.767	24.65%
Value Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Large Cap	I	MCB TRUST SERVICES TTEE	1,097,451.108	49.16%
Value Fund		FBO DAY & ZIMMERMANN 401(K)
		PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Large Cap	R	GPC AS AGENT FOR	5,979.336	5.16%
Value Fund		RELIANCE TRUST COMPANY
		FBO DAVID S WILLIAMS
		DMD PA 401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Large Cap	R	MG TRUST COMPANY TRUSTEE	18,918.307	16.32%
Value Fund		MEMORIAL & ST ELIZABETH HC LLP
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Large Cap	R	GPC AS AGENT FOR	20,329.284	17.54%
Value Fund		RELIANCE TRUST COMPANY
		FBO THERAPEUTIC RADIATION
		ONCOLOGY 401K
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Large Cap	R	MLPF&S FOR THE SOLE	40,123.147	34.61%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	A	CITIGROUP GLOBAL	4,298,135.109	7.70%
Diversified Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Limited-Term	A	MLPF&S FOR THE SOLE	7,379,518.664	13.23%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	B	MLPF&S FOR THE SOLE	61,076.009	15.18%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	C	CITIGROUP GLOBAL	1,411,270.070	9.66%
Diversified Income Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Limited-Term	C	MLPF&S FOR THE SOLE	5,087,712.746	34.84%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Limited-Term	I	RS DMC EMPLOYEE MPP PLAN	309,926.611	17.05%
Diversified Income Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Limited-Term	I	LINCOLN FINANCIAL GROUP	461,369.380	25.39%
Diversified Income Fund		FOUNDATION INC
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Limited-Term	I	LA84 FOUNDATION	470,243.443	25.87%
Diversified Income Fund		2141 W ADAMS BLVD
		LOS ANGELES CA 90018-2040
Delaware Limited-Term	R	FIRST CLEARING LLC	20,585.478	5.89%
Diversified Income Fund		SUTTON ORTHOPAEDICS PSP 401K
		J CARL SUTTON TTEE
		3320 LOST VALLEY DR
		JONESBORO GA 30236-4126
Delaware Limited-Term	R	LINCOLN NATIONAL LIFE	27,785.371	7.95%
Diversified Income Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Limited-Term	R	COUNSEL TRUST DBA MATC	30,424.631	8.70%
Diversified Income Fund		FBO MILAN SUPPLY CO PSP
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
Delaware Limited-Term	R	MLPF&S FOR THE SOLE	151,766.439	43.40%
Diversified Income Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Mid Cap Value	A	DMTC TTEE	1,626.353	5.07%
		PERSONAL(K) PL
		JAMES SCHIEFER
		CONSULTING INC
		FBO JAMES SCHIEFER
		3850 ALDER WOODS CT
		FAIRFAX VA 22033-2441
Delaware Mid Cap Value	A	CLAIRE L DENENBERG TTEE	1,629.991	5.08%
		CLAIRE L DENENBERG
		REV LIV TR
		C/O LYNNE WARREN
		8754 VIA ANCHO RD
		BOCA RATON FL 33433
Delaware Mid Cap Value	A	IRA FBO PAUL L FIDEL	1,664.145	5.19%
		PERSHING LLC
		CUST ROLLOVER ACCOUNT
		140 B N SPRING VALLEY RD
		MCMURRAY PA 15317-2820
Delaware Mid Cap Value	A	IRA FBO PAUL A VOTH	2,524.124	7.87%
		PTC AS CUSTODIAN
		43683 MARIGOLD DR
		PALM DESERT CA 92260-2603
Delaware Mid Cap Value	A	NFS LLC	2,559.099	7.98%
		FEBO JOHN A SCARF
		13915 SAN SABA CANYON LN
		CYPRESS TX 77429
Delaware Mid Cap Value	A	NFS LLC	2,700.642	8.42%
		FEBO NFS/FMTC ROLL IRA
		FBO MICHAEL OHATA
		225 LINDEN AVE
		OAK PARK IL 60302-2214
Delaware Mid Cap Value	A	DOUGLAS R GLENNON	5,892.662	18.37%
		NAPLES FL 34119

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Mid Cap Value	A	PERSHING LLC	7,245.869	22.59%
		PO BOX 2052
		JERSEY CITY NJ 07303
Delaware Mid Cap Value	C	HOME FEDERAL SAVINGS & LN	520.073	5.52%
		JONATHAN FRIEND
		500 12TH S PO BOX 190
		NAMPA ID 83653-0190
Delaware Mid Cap Value	C	DMTC CUSTODIAN FOR THE IRA OF	2,338.844	24.81%
		BEATRIZ W THIELEN
		LORTON VA 22079
Delaware Mid Cap Value	C	DMTC C/F THE CONVERSION ROTH	2,616.753	27.75%
		IRA OF ROSS SCHEINBAUM
		1095 REMAGEN RD
		SEASIDE CA 93955-7417
Delaware Mid Cap Value	C	DMTC C/F THE CONVERSION ROTH	3,596.186	38.14%
		IRA OF JENNIFER SCHEINBAUM
		1095 REMAGEN RD
		SEASIDE CA 93955-7417
Delaware Mid Cap Value	I	C/O MUTUAL FUNDS	138,795.912	10.35%
		WILMINGTON TRUST CO TTEE
		FBO DELAWARE MGMT
		HOLDINGS INC
		EMP 401K ACCOUNT
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid Cap Value	I	C/O MUTUAL FUNDS	225,477.509	16.82%
		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid Cap Value	I	C/O MUTUAL FUNDS	942,782.041	70.32%
		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid Cap Value	R	DELAWARE MANAGEMENT	1.006	31.20%
		BUSINESS TRUST - DIA
		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Mid Cap Value	R	DELAWARE SERVICE CO	1.106	34.31%
		CONTROL ACCOUNT
		ATTN PATRICK DWYER
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Mid Cap Value	R	DELAWARE SERVICE CO	1.112	34.49%
		CONTROL ACCOUNT
		ATTN PATRICK DWYER
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Minnesota	C	MLPF&S FOR THE SOLE	145,763.514	5.76%
High-Yield Municipal		BENEFIT OF ITS CUSTOMERS
Bond Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Moderate	A	PIMS/PRUDENTIAL RETIREMENT AS	1,776,824.575	8.81%
Allocation Portfolio		NOMINEE FOR THE TTEE/CUST PL
		HOAG SHELTERED SAVS PLAN
		1 HOAG DR
		NEWPORT BEACH CA 92663-4162
Delaware Moderate	B	MLPF&S FOR THE SOLE	45,923.205	7.05%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Moderate	C	MLPF&S FOR THE SOLE	102,108.604	9.84%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Moderate	I	C/O MUTUAL FUNDS	311,722.768	8.33%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Moderate	I	RS DMC EMPLOYEE MPP PLAN	360,672.708	9.64%
Allocation Portfolio		DELAWARE MANAGEMENT CO
		MPP TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Moderate	I	C/O MUTUAL FUNDS	2,901,653.077	77.54%
Allocation Portfolio		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Moderate	R	MG TRUST CO TRUSTEE	10,753.386	6.39%
Allocation Portfolio		UNITED COMMUNITY BANK 401K
		PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Moderate	R	FRONTIER TRUST CO	11,241.773	6.69%
Allocation Portfolio		FBO OMNIBUS-VARIOUS
		RETIREMENT PLANS
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Moderate	R	MG TRUST CO CUST	21,272.341	12.65%
Allocation Portfolio		FBO JOHN CIPOLLONE INC
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Moderate	R	MLPF&S FOR THE SOLE	108,109.957	64.29%
Allocation Portfolio		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	A	MLPF&S FOR THE SOLE	460,900.745	6.15%
Yield Municipal Bond		BENEFIT OF ITS CUSTOMERS
Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	A	FIRST CLEARING, LLC	491,982.027	6.56%
Yield Municipal Bond		JUANITA DALY &
Fund		CARLO TORESANI JT WROS
		1200 RANCHO CIR
		LAS VEGAS NV 89107
Delaware National High-	B	CITIGROUP GLOBAL	17,029.211	9.91%
Yield Municipal Bond		MARKETS, INC.
Fund		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware National High-	B	MLPF&S FOR THE SOLE	50,308.132	29.27%
Yield Municipal Bond		BENEFIT OF ITS CUSTOMERS
Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	C	CITIGROUP GLOBAL	84,495.021	10.10%
Yield Municipal Bond		MARKETS, INC.
Fund		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware National High-	C	MLPF&S FOR THE SOLE	214,824.839	25.69%
Yield Municipal Bond		BENEFIT OF ITS CUSTOMERS
Fund		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware National High-	I	DMH CORP	136.513	98.95%
Yield Municipal Bond		ATTN RICK SALUS
Fund		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware REIT Fund	A	WILMINGTON TRUST CO TTEE	791,631.516	9.35%
		FBO VIRTUA 401(K) SAVS PLN
		C/O MUTUAL FUNDS
		P O BOX 8880
		WILMINGTON DE 19899-8880
Delaware REIT Fund	C	MLPF&S FOR THE SOLE	224,397.521	9.93%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware REIT Fund	C	CITIGROUP GLOBAL	247,756.670	10.96%
		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware REIT Fund	R	RELIANCE TRUST CO	26,006.691	5.13%
		FBO PARKER MCCAY & CRISCU
		401K PO BOX 48529
		ATLANTA GA 30362-1529
Delaware REIT Fund	R	MLPF&S FOR THE SOLE	28,637.318	5.64%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware REIT Fund	R	MG TRUST COMPANY	39,857.674	7.85%
		CUST FBO PRICE RIVER WATER
		IMPROVEMENT
		DISTRICT RETIREMENT PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Select Growth	A	CITIGROUP GLOBAL	322,565.776	5.58%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Select Growth	A	MLPF&S FOR THE SOLE	338,085.449	5.85%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Select Growth	C	CITIGROUP GLOBAL	115,089.170	8.52%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Select Growth	C	MLPF&S FOR THE SOLE	267,526.144	19.81%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Select Growth	I	RS DMC EMPLOYEE MPP PLAN	266,226.705	9.53%
Fund		DELAWARE MANAGEMENT CO
		MPP TRUST
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Select Growth	I	GPC AS AGENT FOR	378,404.844	13.55%
Fund		RELIANCE TRUST COMPANY
		FBO DEAN FOODS 401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Select Growth	I	EDWARD D JONES & CO	2,346,971.458	84.04%
Fund		ATTN MUTUAL FUND
		SHAREHOLDER ACCOUNTING
		201 PROGRESS PKWY
		MARYLAND HTS MO 63043

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Select Growth	R	MG TRUST COMPANY TRUSTEE	1,965.947	5.52%
Fund		KINGS OF NEW CASTLE
		700 17TH STREET - SUITE 300
		DENVER CO 80202-3531
Delaware Select Growth	R	MG TRUST CO TRUSTEE	3,160.773	8.88%
Fund		UNITED COMMUNITY BANK
		401K PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Select Growth	R	RELIANCE TRUST CO	3,363.365	9.45%
Fund		FBO RELIANCE TRADING CORP
		401K PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Select Growth	R	RELIANCE TRUSTCO	4,478.672	12.58%
Fund		FBO FIRST MED IMMEDIATE MED
		401K PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Select Growth	R	MG TRUST CO	5,156.870	14.49%
Fund		CUST FBO OMAHA NEON
		SIGN INC
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Select Growth	R	MLPF&S FOR THE SOLE	12,623.771	35.46% %
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap Core	A	MLPF&S FOR THE SOLE	338,437.179	14.04%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap Core	C	MLPF&S FOR THE SOLE	312,373.501	31.76%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap Core	I	HOD CARRIERS LOCAL #270	203,292.627	6.03%
Fund		PENSION TRUST FUND
		633 BATTERY ST FL 2
		SAN FRANCISCO CA 94111-1815

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Small Cap Core	I	WACHOVIA BANK	214,397.419	6.36%
Fund		FBO VARIOUS
		RETIREMENT PLANS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-0001
Delaware Small Cap Core	I	UNION BANK TR NOMINEE	432,234.293	12.82%
Fund		FBO CITRUS AVOCADO PENSION
		FUND
		TAFT HARTLEY RET PLAN
		PO BOX 85484
		SAN DIEGO CA 92186-5484
Delaware Small Cap Core	I	LINCOLN NATIONAL LIFE	505,204.886	14.98%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Small Cap Core	I	UBATCO & CO	1,176,793.386	34.89%
Fund		FBO COLLEGE SAVINGS GROUP
		PO BOX 82535
		LINCOLN NE 68501-2535
Delaware Small Cap Core	R	GPC AGENT FOR	26,326.572	5.89%
Fund		RELIANCE TRUST CO
		FBO DAVID K & ELLENM SCHMITZ
		401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Small Cap Core	R	FRONTIER TRUST CO	40,949.210	9.17%
Fund		FBO NAGEL PRECISION INC
		PS 401K PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Small Cap Core	R	ING	45,452.151	10.17%
Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware Small Cap Core	R	LINCOLN NATIONAL LIFE	61,155.360	13.69%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Small Cap Core	R	STATE STREET BANK &	68,001.652	15.22%
Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage

Delaware Small Cap	A	FRONTIER TRUST CO	54,439.229	7.14%
Growth Fund		FBO VALERUS
		401K SAVS PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Small Cap	A	MLPF&S FOR THE SOLE	54,638.434	7.17%
Growth Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap	B	FIRST CLEARING LLC	9,336.495	5.03%
Growth Fund		LAUREN M NISWENDER IRA
		FCC AS CUSTODIAN
		6615 STEINBECK CT
		N RIDGEVILLE OH 44039-3363
Delaware Small Cap	C	MLPF&S FOR THE SOLE	120,379.051	24.94%
Growth Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap	I	DMTC C/F THE ROLLOVER IRA OF	65.445	94.12%
Growth Fund		PATRICIA POLONY
		WHITEHALL PA 18052
Delaware Small Cap	R	GPC AS AGENT FOR	6,795.422	5.47%
Growth Fund		RELIANCE TRUST COMPANY
		FBO OB-GYNE OF LAKE FOREST
		EES PS & SAV T
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Small Cap	R	RELIANCE TRUST CO	8,995.554	7.24%
Growth Fund		CUST FBO DRESILKER ELECTRIC
		MOTORS
		PO BOX 48529
		ATLANTA GA 30362-1529
Delaware Small Cap	R	GPC SECURITIES INC AGENT FOR	9,924.912	7.99%
Growth Fund		RELIANCE TRUST CO
		FBO GILSANZ MURRAY & STEFICEK
		401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Small Cap	R	MLPF&S FOR THE SOLE	10,216.590	8.23%
Growth Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Small Cap	R	FRONTIER TRUST CO	11,413.575	9.19%
Growth Fund		FBO SBWV ARCHITECTS INC 401K
		PLAN
		PO BOX 10758
		FARGO ND 58106-0758
Delaware Small Cap	R	RON BECKER	16,519.338	13.30%
Growth Fund		FBO ALL SEASONS
		MARKETING INC
		401K PSP & TRUST
		10001 W ROOSEVELT RD STE 308
		WESTCHESTER IL 60154-2662
Delaware Small Cap	A	MLPF&S FOR THE SOLE	546,365.178	6.04%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap	C	CITIGROUP GLOBAL	163,385.511	8.38%
Value Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Small Cap	C	MLPF&S FOR THE SOLE	502,256.118	25.77%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Small Cap	I	NFS LLC	34,727.072	7.54%
Value Fund		FEBO RELIANCE TRUST TTEE
		PHILADELPHIA GAS WORKS
		DEFERRED COMP PL
		800 W MONTGOMERY AVE
		PHILADELPHIA PA 19122
Delaware Small Cap	I	NY LIFE TRUST COMPANY	143,381.142	31.15%
Value Fund		169 LACKAWANNA AVE
		PARSIPPANY NJ 07054-1007
Delaware Small Cap	I	RS DMC EMPLOYEE MPP PLAN	210,578.743	45.75%
Value Fund		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Small Cap	R	MLPF&S FOR THE SOLE	216,746.044	34.94%
Value Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	MLPF&S FOR THE SOLE	582,846.383	5.73%
Arizona Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	MLPF&S FOR THE SOLE	76,735.280	12.83%
Arizona Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	179,853.329	27.78%
Arizona Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	MLPF&S FOR THE SOLE	656,398.363	11.06%
California Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	CITIGROUP GLOBAL	824,212.722	13.89%
California Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	B	WELLS FARGO INVSTMNTS LLC	25,886.056	5.48%
California Fund		625 MARQUETTE AVE FL 13
		MINNEAPOLIS MN 55402
Delaware Tax-Free	B	RBC CAPITAL MARKETS CORP	33,421.165	7.08%
California Fund		FBO BEVERLY
		FISCHGRUND TTEE
		FISCHGRUND TRUST
		1025 N CRESCENT DR
		BEVERLY HILLS CA 90210
Delaware Tax-Free	B	WELLS FARGO INVSTMNTS LLC	45,388.933	9.62%
California Fund		608 2ND AVE S FL 8
		MINNEAPOLIS MN 55402

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage

Delaware Tax-Free	B	CITIGROUP GLOBAL	83,964.999	17.79%
California Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	C	CHARLES SCHWAB & CO INC	95,960.272	7.50%
California Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Delaware Tax-Free	C	CITIGROUP GLOBAL	121,714.838	9.51%
California Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	379,533.779	29.67%
California Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	MS&CO	14,444.904	5.24%
Colorado Fund		FBO PATRICK C ALLEN
		2468 LOGAN DR
		LOVELAND CO 80538
Delaware Tax-Free	B	MLPF&S FOR THE SOLE	20,466.733	7.43%
Colorado Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	ESTELLE R GOLDSTEIN TTEE OF	23,508.305	8.54%
Colorado Fund		THE GOLDSTEIN
		FAMILY TRUST A
		3260 NORTH 12TH STREET
		GRAND JUNCTION CO 81506
Delaware Tax-Free	B	NFS LLC	27,004.545	9.80%
Colorado Fund		FEBO FORREST & ANNETTE MEYER
		REVOC
		EDWARD R MEYER
		6250 S IOLA CT
		ENGLEWOOD CO 80111

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	175,947.437	16.93%
Colorado Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free Idaho	A	UBS FINANCIAL SERVICES INC.	371,884.662	5.16%
Fund		FBO GROSS FAMILY
		LIMITED PARTNERSHIP
		2455 E WOODSTONE DR
		HAYDEN ID 83835
Delaware Tax-Free Idaho	A	MLPF&S FOR THE SOLE	377,329.797	5.24%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free Idaho	B	WELLS FARGO INVSTMNTS LLC	15,808.100	5.40%
Fund		608 2ND AVE S FL 8
		MINNEAPOLIS MN 55402
Delaware Tax-Free Idaho	C	MLPF&S FOR THE SOLE	130,152.903	9.48%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	MLPF&S FOR THE SOLE	81,972.288	10.36%
Minnesota Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	283,401.592	10.48%
Minnesota Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	B	U S BANCORP INVSTMNTS INC	2,230.909	7.66%
Minnesota Intermediate		60 LIVINGSTON AVE
Fund		SAINT PAUL MN 55107
Delaware Tax-Free	B	IRENE EILBERT REV TR	4,361.373	14.97%
Minnesota Intermediate		NORTH MANKATO MN 56003
Fund
Delaware Tax-Free	B	U S BANCORP INVSTMNTS INC	4,970.089	17.05%
Minnesota Intermediate		60 LIVINGSTON AVE
Fund		SAINT PAUL MN 55107
Delaware Tax-Free	B	U S BANCORP INVSTMNTS INC	11,116.519	38.15%
Minnesota Intermediate		60 LIVINGSTON AVE
Fund		SAINT PAUL MN 55107

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Tax-Free	A	BARBARA GOODFRIEND	1,180,225.060	9.39%
Money Fund		AND ELLIOTT GOODFRIEND
		VOORHEES NJ 08043
Delaware Tax-Free	CC	NANCY RHOADES	29,488.200	5.40%
Money Fund		ATLANTA GA 30309
Delaware Tax-Free	CC	GREGORY OBRIEN	49,876.580	9.14%
Money Fund		AND SHARON OBRIEN
		MEDIA PA 19063
Delaware Tax-Free	CC	GARY A THOMAS	83,399.070	15.28%
Money Fund		CAMP HILL PA 17011
Delaware Tax-Free	CC	EDWARD J NOLAN AND	199,164.920	36.50%
Money Fund		GERTRUDE J NOLAN JT WROS
		GLENSIDE PA 19038
Delaware Tax-Free New	A	MLPF&S FOR THE SOLE	172,397.464	8.30%
York Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free New	A	ROBERTA B WENDEL	191,883.491	9.24%
York Fund		ITHACA NY 14850
Delaware Tax-Free New	B	FIRST CLEARING, LLC	6,231.980	6.23%
York Fund		BRYNA COOK SERRAO &
		JOSEPH SERRAO JT TEN
		450 CLINTON ST
		BROOKLYN NY 11231
Delaware Tax-Free New	B	CHARLES SCHWAB & CO INC	7,216.165	7.21%
York Fund		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Delaware Tax-Free New	B	MS&CO	8,264.442	8.26%
York Fund		FBO PETER M HOROWITZ
		376 PRESIDENT ST
		BROOKLYN NY 11231
Delaware Tax-Free New	B	ALLISON DESALVO	9,376.457	9.37%
York Fund		SMITHTOWN NY 11787
Delaware Tax-Free New	B	EDWARD H NELSON	10,774.465	10.76%
York Fund		STATEN ISLAND NY 10312
Delaware Tax-Free New	B	NFS LLC	16,460.973	16.45%
York Fund		FEBO PAT PASSLOF
		80 FORSYTH ST
		NEW YORK NY 10002

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Tax-Free New	B	MLPF&S FOR THE SOLE	21,969.776	21.95%
York Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free New	C	NFS LLC	67,552.600	14.37%
York Fund		FEBO BANK OF AMERICA NA
		IM JANE STEIN
		PO BOX 831575
		DALLAS TX 75283-1575
Delaware Tax-Free New	C	MLPF&S FOR THE SOLE	265,829.154	56.55%
York Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	MLPF&S FOR THE SOLE	3,535,263.144	5.59%
Pennsylvania Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free	A	CITIGROUP GLOBAL	3,786,672.511	5.99%
Pennsylvania Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	B	CITIGROUP GLOBAL	51,148.441	7.45%
Pennsylvania Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free	C	DAVID N ARMS AND	86,377.509	5.25%
Pennsylvania Fund		JANET E ARMS JT WROS
		PERKIOMENVLLE PA 18074
Delaware Tax-Free	C	MLPF&S FOR THE SOLE	164,296.944	9.99%
Pennsylvania Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	A	CITIGROUP GLOBAL	3,183,822.607	6.45%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Tax-Free USA	B	CITIGROUP GLOBAL	60,119.978	7.93%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	B	MLPF&S FOR THE SOLE	104,465.691	13.79%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	C	CITIGROUP GLOBAL	104,007.241	5.68%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	C	MLPF&S FOR THE SOLE	656,711.145	35.84%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	I	DMH CORP	102.392	98.28%
Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Tax-Free USA	A	MLPF&S FOR THE SOLE	8,580,822.267	22.28%
Intermediate Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	B	CARMEN S OEFINGER	3,994.781	5.23%
Intermediate Fund		THE VILLAGES FL 32162
Delaware Tax-Free USA	B	RICHARD J POSTHAUER	4,819.433	6.31%
Intermediate Fund		ELEANOR P POSTHAUER
		BABYLON NY 11702
Delaware Tax-Free USA	B	CITIGROUP GLOBAL	14,855.685	19.45%
Intermediate Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	B	MLPF&S FOR THE SOLE	16,985.453	22.24%
Intermediate Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Tax-Free USA	C	CITIGROUP GLOBAL	332,432.239	9.95%
Intermediate Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Tax-Free USA	C	MLPF&S FOR THE SOLE	1,253,729.520	37.54%
Intermediate Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Tax-Free USA	I	DMH CORP	94.476	98.18%
Intermediate Fund		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Trend® Fund	A	MLPF&S FOR THE SOLE	1,803,920.632	7.80%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	B	MLPF&S FOR THE SOLE	214,663.705	11.69%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	C	CITIGROUP GLOBAL	169,468.197	5.08%
		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Trend Fund	C	MLPF&S FOR THE SOLE	914,183.401	27.41%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	I	RS DMC EMPLOYEE MPP PLAN	311,233.476	17.67%
		DELAWARE MANAGEMENT CO
		EMPLOYEE MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Trend® Fund	I	MLPF&S FOR THE SOLE	514,839.061	29.24%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Trend Fund	I	NFS LLC FEBO FIIOC AGENT FBO	991,776.021	56.32%
		QUALIFIED EMPLOYEE
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY #KW1C
		COVINGTON KY 41015-1987
Delaware Trend Fund	R	GPC SECURITIES INC AGENT FOR	11,100.466	5.74%
		RELIANCE TRUST CO
		FBO TRANSITION PARTNERS 401K
		PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Trend Fund	R	MLPF&S FOR THE SOLE	129,970.646	67.22%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware U.S. Growth	A	PRUDENTIAL INVESTMENT MGMT	3,875,753.446	32.17%
Fund		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102-4000
Delaware U.S. Growth	B	CITIGROUP GLOBAL	63,383.338	9.73%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware U.S. Growth	C	CITIGROUP GLOBAL	105,861.260	8.03%
Fund		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware U.S. Growth	C	MLPF&S FOR THE SOLE	170,818.354	12.96%
Fund		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware U.S. Growth	I	FIRST CLEARING LLC	2,140,117.213	5.25%
Fund		O’MELVENY & MYERS LLP
		RET COMM TTEE DB PLAN
		400 SOUTH HOPE STREET
		LOS ANGELES CA 90071
Delaware U.S. Growth	I	C/O M&I TRUST CO NA	4,384,349.676	10.76%
Fund		ATTN MF VALLEE & CO
		FBO VA
		11270 W PARK PL STE 400
		MILWAUKEE WI 53224-3638
Delaware U.S. Growth	I	PRUDENTIAL INVESTMENT MGMT	11,270,617.295	27.67%
Fund		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware U.S. Growth	R	ING	19,691.074	6.26%
Fund		ENHANCED K-CHOICE
		TRUSTEE: RELIANCE TRUST CO
		400 ATRIUM DRIVE
		SOMERSET NJ 08873
Delaware U.S. Growth	R	FRONTIER TRUST CO	23,537.445	7.49%
Fund		FBO OMNIBUS-VARIOUS
		RETIREMENT PLANS
		PO BOX 10758
		FARGO ND 58106-0758
Delaware U.S. Growth	R	LINCOLN LIFE & ANNUITY	26,031.073	8.28%
Fund		CO OF NY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware U.S. Growth	R	LINCOLN NATIONAL LIFE	53,401.884	16.98%
Fund		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware U.S. Growth	R	STATE STREET BANK &	134,650.077	42.82%
Fund		TRUST CO
		FBO VARIOUS SYMETRA
		RETIREMENT PLANS
		PO BOX 12770
		OVERLAND PARK KS 66282-2770
Delaware Value® Fund	A	MLPF&S FOR THE SOLE	1,766,846.486	5.21%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Value® Fund	B	CITIGROUP GLOBAL	23,132.298	5.91%
		MARKETS, INC.
		ATTN: PETER BOOTH, 7TH FL
		333 W 34TH ST
		NEW YORK NY 10001-2402
Delaware Value Fund	B	MLPF&S FOR THE SOLE	128,158.877	32.77%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Value Fund	C	MLPF&S FOR THE SOLE	1,694,544.475	58.97%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E, 2ND FL
		JACKSONVILLE FL 32246-6484
Delaware Value Fund	I	PATTERSON & CO	1,780,688.774	23.96%
		OMNIBUS CASH ACCOUNT
		1525 WEST W T HARRIS BLVD
		CHARLOTTE NC 28288
Delaware Value Fund	I	PRUDENTIAL INVESTMENT MGMT	4,832,329.743	65.01%
		SVC
		FBO MUTUAL FUND CLIENTS
		MAIL STOP NJ 05-11-20
		3 GATEWAY CTR FL 11
		100 MULBERRY ST
		NEWARK NJ 07102
Delaware Value Fund	R	GPC AS AGENT FOR	12,299.524	5.85%
		RELIANCE TRUST COMPANY
		FBO WILLIAMS MACHINE & TOOL
		401(K) PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Value Fund	R	GPC SECURITIES INC AGENT FOR	12,815.720	6.09%
		RELIANCE TRUST CO
		FBO ENGLAND THIMS & MILLER
		INC 401K
		PO BOX 79377
		ATLANTA GA 30357-7377
Delaware Value Fund	R	GPC SECURITIES INC AGENT FOR	14,146.063	6.72%
		RELIANCE TRUST CO
		FBO WEST HILLS DEVELOPMENT
		CO 401K PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377

		Shareholders
Fund Name	Class	Name and Address	Total Shares	Percentage
Delaware Value® Fund	R	MG TRUST CO	14,909.927	7.09%
		CUST FBO AZUR
		PHARMA 401K PS PLAN
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Value Fund	R	LINCOLN NATIONAL LIFE	41,369.727	19.66%
		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
Delaware Value Fund	R	GPC SECURITIES INC AGENT FOR	48,619.364	23.11%
		RELIANCE TRUST CO
		FBO BLACK STONE ENERGY CO
		401(K) PLAN
		PO BOX 79377
		ATLANTA GA 30357-7377
____________________

1	All classes of Delaware Foundation® Equity Fund and Class R shares of Delaware Emerging Markets Fund commenced operations on August 31, 2009 and therefore are not included in the table below.

SCHEDULE A
Trust	Funds
Delaware Group® Adviser Funds	Delaware Diversified Income Fund
Delaware U.S. Growth Fund
Delaware Group Cash Reserve	Delaware Cash Reserve Fund
Delaware Group Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group Equity Funds II	Delaware Large Cap Value Fund
Delaware Value® Fund
Delaware Group Equity Funds III	Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend® Fund
Delaware Group Equity Funds IV	Delaware Global Real Estate Securities Fund
Delaware Growth Opportunities Fund
Delaware Healthcare Fund
Delaware Group Equity Funds V	Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Group Foundation Funds	Delaware Foundation® Equity Fund
Delaware Aggressive Allocation Portfolio[1]
Delaware Conservative Allocation Portfolio[2]
Delaware Moderate Allocation Portfolio[3]
Delaware Group Global &	Delaware Emerging Markets Fund
International Funds	Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Group Government Fund	Delaware Core Plus Bond Fund
Delaware Inflation Protected Bond Fund

Trust	Funds
Delaware Group Income Funds	Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group Limited-Term Government Funds	Delaware Limited-Term Diversified Income Fund
Delaware Group State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group Tax-Free Fund	Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund
Delaware Group Tax-Free Money Fund	Delaware Tax-Free Money Fund
Delaware Pooled® Trust	Delaware REIT Fund
(also known as The Real Estate
Investment Trust Portfolio)
Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate	Delaware Tax-Free Minnesota
Tax Free Funds	Intermediate Fund
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Large Cap Core Fund
Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund

[Form of Proxy Card]

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

[Registrant Listed on Schedule A] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of Delaware Investments® Funds, including shareholders of each registrant (each, a “Trust”) and fund (“Fund”) listed on Schedule A, to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees

1.	To elect a Board of Trustees for each of the Trusts						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
		Nominees:

	01)	THOMAS L. BENNETT	04)	ANTHONY D. KNERR	07)	THOMAS F. MADISON
	02)	PATRICK P. COYNE	05)	LUCINDA S. LANDRETH	08)	JANET L. YEOMANS	☐	☐	☐
	03)	JOHN A. FRY	06)	ANN R. LEVEN	09)	J. RICHARD ZECHER

	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Approval of Investment Advisory Agreement							FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory agreement between each Fund and Delaware Management Company, a series of Delaware Management Business Trust						☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date